File No. 2-99356
                                                Rule 497(e)

Stein Roe Tax-Exempt Bond Funds

    Municipal Money Market Fund
    Intermediate Municipals Fund
    Managed Municipals Fund
    High-Yield Municipals Fund

Prospectus
Nov. 1, 1999







The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Each fund section contains the following information specific to that fund: investment goal; principal investment strategy;
principal investment risks; fund performance; and your expenses.

Please keep this prospectus as your reference manual.

3     Municipal Money Market Fund

7     Intermediate Municipals Fund

12    Managed Municipals Fund

16    High-Yield Municipals Fund

21    Financial Highlights

25    Your Account
        Purchasing Shares
        Opening an Account
        Determining Share Price (NAV)
        Selling Shares
        Exchanging Shares
        Reporting to Shareholders
        Dividends and Distributions


31    Other Investments and Risks
        Hedging Strategies
        Asset-Backed Securities
        Municipal Lease Obligations
        When-Issued Securities and Forward Commitments
        Zero Coupon Securities
        Inverse Floating Rate Obligations
        Portfolio Turnover
        Temporary Defensive Positions
        Interfund Lending Program


33    The Funds' Management
        Investment Adviser
        Portfolio Managers
        Master/Feeder Fund Structure
        Year 2000 Readiness

[Callout]
UNDERSTANDING TAX-EXEMPT SECURITIES
Tax-exempt bonds are issued by state and local governments for various public purposes. A tax-exempt bond, like a bond issued by a corporation or the U.S. government, obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Unlike taxable bonds, tax-exempt bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. As a result, the pre-tax yields on tax-exempt bonds are generally lower than the yields on taxable bonds with similar maturities. Depending on your tax bracket, however, the after-tax return (that is, the gross return minus the effect of taxes on investment income) may be equal to or better than those provided by taxable bonds. Generally, the higher your tax bracket, the more likely it is that tax-exempt bonds (and tax-exempt bond funds) may be appropriate for you. Tax-exempt bond funds may be appropriate for investors in high tax brackets who seek current income that is free from federal income tax.
[/callout]

THE FUNDS
MUNICIPAL MONEY MARKET FUND

INVESTMENT GOAL   Stein Roe Municipal Money Market Fund seeks
maximum current income exempt from federal income tax, consistent with capital preservation and the maintenance of liquidity.




PRINCIPAL INVESTMENT STRATEGY   Municipal Money Market Fund
invests all of its assets in SR&F Municipal Money Market Portfolio as part of a master fund/feeder fund structure. The Portfolio invests substantially all of its assets in high-quality, tax-exempt money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain a dollar-weighted average portfolio maturity of 90 days or less, and buy only high-quality, U.S. dollar-denominated obligations.

It is a fundamental policy that, during periods of normal market conditions, at least 80% of the Portfolio's net assets will be invested in securities that produce income that is exempt from federal income tax.

At times the Portfolio may invest 25% or more of its total assets in tax-exempt money market securities whose issuers are located in the same state.

The Portfolio is permitted to invest all of its assets in bonds subject to the AMT.

The Fund seeks to preserve the value of your investment at $1 per share.


PRINCIPAL INVESTMENT RISKS   The primary risks of investing in the
Fund are described below. These risks could cause you to lose money by investing in the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Market risk is the risk that the price of a security held by the Portfolio will fall due to changing market, economic, or political conditions. Market risk includes interest rate risk. Interest rate risk is the risk of a change in the price of a security when interest rates increase or decline. In general, if interest rates rise, securities prices fall; and if interest rates fall, securities prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds having longer maturities.

Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.


Because the Portfolio can invest more than 25% of its total assets in securities whose issuers are located in the same state, economic, business or political developments or changes affecting one such security could similarly affect other securities.


Tax-exempt bonds are subject to special risk. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligations, may depend partially on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligations because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the bonds.


Alternative Minimum Tax. Because the Fund can invest in tax-exempt bonds subject to the AMT, the interest income distributed by the Fund may be subject to the federal AMT for some individuals and corporations.


For more information on the Portfolio's investment techniques, please refer to "Other Investments and Risks."

Who Should Invest in the Fund?

You may want to invest in Municipal Money Market Fund if you:

* want a relatively stable and liquid investment producing income which is largely exempt from ordinary federal income taxes

* are in a tax bracket that makes tax-exempt investing appropriate for you
* are saving for a short-term investment or creating an emergency fund
* want to diversify your investment portfolio with cash-equivalent investments and minimize your federal income taxes
* want the ability to write checks on your account

Municipal Money Market Fund is not appropriate for investors who:
* want high return potential
* are not interested in generating current income


FUND PERFORMANCE   The following charts show the Fund's
performance for the past 10 calendar years through Dec. 31, 1998.
The returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.


Year-by-Year Total Returns


Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.


[bar chart}
                       YEAR-BY-YEAR TOTAL RETURNS
6%
5% 5.94%  5.41%
4%
3%              3.84%                   3.36% 3.00% 3.12%
2%                    2.39%       2.27%                   2.95%
0%                          1.86%
    1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
[end of bar chart]
[  ] Municipal Money Market Fund


The Fund's year-to-date total return through Sept. 30, 1999, was 1.97%.
For the period shown in the chart above:

Best quarter: 2nd quarter 1989, +1.57%
Worst quarter: 1st quarter 1994, +0.43%

Average Annual Total Returns


Average annual total returns measure the Fund's performance over time. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.


                          AVERAGE ANNUAL TOTAL RETURNS
                                  Periods ending Dec. 31, 1998
                                  ----------------------------
                                  1 yr       5 yr       10 yr
    Municipal Money Market Fund   2.95%      2.94%      3.41%


For current seven-day yield information, please call 800-338-2550.


YOUR EXPENSES   This table shows fees and expenses you may pay if
you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund or the Portfolio pays fees and other expenses that reduce your investment return.

ANNUAL FUND OPERATING EXPENSES (b)
(expenses that are deducted from Fund assets)
Management fees(c)                        0.50%
Distribution (12b-1) fees                 None
Other expenses                            0.29%
Total annual fund operating expenses (d)  0.79%
Expense reimbursement                    (0.09%)
Net expenses                              0.70%

(a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.
(b) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.
(c) Management fees include both the management fee and the administrative fee charged to the Fund.
(d) Stein Roe will reimburse the Fund if its annual ordinary operating expenses exceed 0.70% of average daily net assets. This commitment expires on Oct. 31, 2000. After reimbursement, management fees will be 0.41%. A reimbursement lowers the expense ratio and increases overall return to investors.

Expense Example


This example compares the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:

* $10,000 initial investment
* 5% total return each year
* the Fund's operating expenses remain constant as a percent of net assets
* redemption at the end of each time period


Your actual costs may be higher or lower because in reality fund returns and other expenses change. This example reflects expenses of both the Fund and the Portfolio. Expense reimbursements are in effect for the first year in the periods below. Expenses based on these assumptions are:

                          EXPENSE EXAMPLE
                             1 yr   3 yrs   5 yrs   10 yrs
Municipal Money Market Fund   $72   $243    $430     $970

THE FUNDS
INTERMEDIATE MUNICIPALS FUND


INVESTMENT GOAL   Stein Roe Intermediate Municipals Fund seeks a
high level of total return, consisting of current income exempt from federal income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGY   Intermediate Municipals Fund
invests primarily in "intermediate-term" tax-exempt bonds. "Intermediate term" means the bonds generally have a dollar-weighted-average maturity of three to 10 years. At least 75% of the Fund's total assets are invested in tax-exempt securities that are at the time of purchase:


* rated at least BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.,
* rated at least Baa by Moody's Investors Service, Inc.,
* given a comparable rating by another nationally recognized rating agency,
* unrated securities that Stein Roe believes to be of comparable quality, or
* backed by the full faith and credit or guarantee of the U.S.
  government.


The Fund may also invest up to 25% of its total assets in lower-rated debt securities. These securities are sometimes referred to as "junk bonds" and are rated at the time of purchase:


* below BBB by Standard & Poor's,
* below Baa by Moody's Investors Service, Inc., or
* with a comparable rating by another nationally recognized rating agency.


It is a fundamental policy that, during periods of normal market conditions, at least 80% of the Fund's net assets will be invested in securities that produce income that is exempt from federal income tax.

The Portfolio is permitted to invest all of its assets in bonds subject to the AMT.

PRINCIPAL INVESTMENT RISKS   The primary risks of investing in the
Fund are described below. These risks could cause you to lose money by investing in the Fund.


The price of the Fund's shares-its net asset value per share
(NAV)-can fluctuate daily in response to changes in the market value of the bonds it owns.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic, or political conditions. Market risk includes interest rate risk. Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds having longer maturities.

Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.


Lower-rated debt securities are sometimes referred to as "junk bonds." Lower-rated debt securities involve greater risk of loss due to issuer risk and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Medium-quality debt securities (securities rated BBB or Baa by S&P or Moody's), although considered investment grade, may have some speculative characteristics.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"-or repay-its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.


Tax-exempt bonds are subject to special risk. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligations, may depend partially on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligations because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the bonds.


Alternative Minimum Tax. Because the Fund can invest in tax-exempt bonds subject to the AMT, the interest income distributed by the Fund may be subject to the federal AMT for some individuals and corporations.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the Fund's investment techniques, please refer to "Other Investments and Risks."

Who Should Invest in the Fund?

You may want to invest in Intermediate Municipals Fund if you:

* want income that is exempt from ordinary federal income tax and are looking for a higher level of return potential than generally offered by municipal money market funds in exchange for increased levels of risk

* are in a tax bracket that makes tax-exempt investing appropriate for you
* are a long-term investor looking to diversify your investment portfolio by investing in tax-exempt securities

Intermediate Municipals Fund is not appropriate for investors who:
* are saving for a short-term investment
* want to avoid volatility or possible losses
* are not interested in generating current income


FUND PERFORMANCE   The following charts show the Fund's
performance for the past 10 calendar years through Dec. 31, 1998.
The returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.
<.R>

Year-by-Year Total Returns




Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.


[bar chart]
                   YEAR-BY-YEAR TOTAL RETURNS
12%                                      12.93%
10%              10.67%     11.06%
8%   8.16%
6%         7.48%       7.63%                         7.50%
4%                                             4.16%       5.46%
2%
0%
-5%                               -3.36%
     1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
[/bar chart]
[  ] Intermediate Municipals Fund

The Fund's year-to-date total return through Sept. 30, 1999, was -
1.06%.
For the period show in the chart above:

Best quarter: 1st quarter 1995, +4.73%
Worst quarter: 1st quarter 1994, -4.24%

Average Annual Total Returns


Average annual total returns measure the Fund's performance over time. We compare the Fund's returns with returns for the Lehman Brothers 10-Year Municipal Bond Index. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.


                     AVERAGE ANNUAL TOTAL RETURNS
                                Periods ending Dec. 31, 1998
                                ----------------------------
                                   1 yr      5 yr       10 yr
   Intermediate Municipals Fund    5.46%     5.20%      7.08%
   Lehman Brothers 10-Year
      Municipal Bond Index*        6.76%     6.35%      8.33%

*The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged group of securities that differs from the Fund's composition; it is not available for direct investment.

YOUR EXPENSES   This table shows fees and expenses you may pay if
you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.

ANNUAL FUND OPERATING EXPENSES (b)
(expenses that are deducted from Fund assets)
Management fees(c)                       0.47%
Distribution (12b-1) fees                None
Other expenses                           0.29%
Total annual fund operating expenses (d) 0.76%
Expense reimbursement                   (0.06%)
Net expenses                             0.70%

(a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.
(b) Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.
(c) Management fees include both the management fee and the administrative fee charged to the Fund.
(d) Stein Roe will reimburse the Fund if its annual ordinary operating expenses exceed 0.70% of average daily net assets. This commitment expires on Oct. 31, 2000. After reimbursement, management fees will be 0.41%. A reimbursement lowers the expense ratio and increases overall return to investors.

Expense Example


This example compares the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:

* $10,000 initial investment
* 5% total return each year
* the Fund's operating expenses remain constant as a percent of net assets
* redemption at the end of each time period


Your actual costs may be higher or lower because in reality fund returns and other expenses change. Expense reimbursements are in effect for the first year in the periods below. Expenses based on these assumptions are:

                                    EXPENSE EXAMPLE
                              1 yr   3 yrs   5 yrs   10 yrs
Intermediate Municipals Fund   $72    $237    $416    $937

THE FUNDS
MANAGED MUNICIPALS FUND


INVESTMENT GOAL   Stein Roe Managed Municipals Fund seeks a high
level of total return consistent with prudent risk, consisting of current income exempt from federal income tax and opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY   Under normal market conditions,
the Fund invests primarily in tax-exempt bonds that are investment grade. These securities are rated:


* at least BBB by Standard & Poor's,
* at least Baa by Moody's Investors Service, Inc., or
* with a comparable rating by another nationally recognized rating agency.


The portfolio manager may purchase bonds of any maturity. The Fund may invest up to 35% of its total assets in any combination of the following bonds (not including pre-refunded bonds): (1) bonds rated below investment grade by a national rating agency and
(2) bonds that are not rated, provided that the Fund's total investments in unrated bonds may not exceed 25% of total assets. Pre-refunded bonds are bonds that are typically escrowed with U.S. treasury bonds and may or may not be rated.

It is a fundamental policy that, during periods of normal market conditions, the Fund's assets will be invested so that at least
80% of the Fund's income will be exempt from federal income tax.

The Fund seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Fund may seek capital appreciation by using hedging techniques such as futures and options.

The Portfolio is permitted to invest all of its assets in bonds subject to the AMT.

PRINCIPAL INVESTMENT RISKS   The primary risks of investing in the
Fund are described below. These risks could cause you to lose money by investing in the Fund.


The price of the Fund's shares-its net asset value per share
(NAV)-can fluctuate daily in response to changes in the market value of the bonds it owns.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic, or political conditions. Market risk includes interest rate risk. Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds having longer maturities.

Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.


Lower-rated debt securities are sometimes referred to as "junk bonds." Lower-rated debt securities involve greater risk of loss due to issuer risk and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Medium-quality debt securities (securities rated BBB or Baa by S&P or Moody's), although considered investment grade, may have some speculative characteristics.

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"-or repay-its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.


Tax-exempt bonds are subject to special risk. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligations, may depend partially on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligations because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the bonds.


Alternative Minimum Tax. Because the Fund can invest in tax-exempt bonds subject to the AMT, the interest income distributed by the Fund may be subject to the federal AMT for some individuals and corporations.

Because the Fund seeks to achieve capital appreciation, you could receive capital gains distributions. (See "Tax Consequences.")


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the Fund's investment techniques, please refer to "Other Investments and Risks."

Who Should Invest in the Fund?

You may want to invest in Managed Municipals Fund if you:
* want the higher return and income potential offered by high-yield bonds, but want to balance their greater risk with a substantial portion of the Fund invested in investment-grade bonds
* are in a tax bracket that makes tax-exempt investing appropriate for you

* want income that is exempt from ordinary federal income tax

* want a balance between return potential and capital preservation
* are a long-term investor looking to diversify your portfolio by investing in fixed-income securities

Managed Municipals Fund is not appropriate for investors who:
* are saving for a short-term investment
* want to avoid volatility or possible losses
* are not interested in generating current income


FUND PERFORMANCE   The following charts show the Fund's
performance for the past 10 calendar years through Dec. 31, 1998.
The returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.


Year-by-Year Total Returns


Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.


[bar chart]
                    YEAR-BY-YEAR TOTAL RETURNS
16%                                     16.63%
14%
12%
10%  10.62%     11.88%       11.25%
8%                     8.29%                         9.31%
6%         6.97%
4%                                                         5.50%
2%                                             3.77%
0%
-5%                               -5.37%
     1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
[/bar chart]
[  ] Managed Municipals Fund

The Fund's year-to-date total return through Sept. 30, 1999, was -
2.36%.
For the period shown in the chart above:

Best quarter: 1st quarter 1995, +6.42%
Worst quarter: 1st quarter 1994, -5.24%

Average Annual Total Returns


Average annual total returns measure the Fund's performance over time. We compare the Fund's returns with returns for the Lehman Brothers Municipal Bond Index. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.


                    AVERAGE ANNUAL TOTAL RETURNS
                               Periods ending Dec. 31, 1998
                               ----------------------------
                               1 yr      5 yr       10 yr
    Managed Municipals Fund    5.50%     5.72%      7.73%
    Lehman Brothers Municipal
       Bond Index*             6.48%     6.22%      8.22%

*The Lehman Brothers Municipal Bond Index is an unmanaged group of securities that differs from the Fund's composition; it is not available for direct investment.

YOUR EXPENSES   This table shows fees and expenses you may pay if
you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.

ANNUAL FUND OPERATING EXPENSES (b)
(expenses that are deducted from Fund assets)
Management fees(c)                       0.52%
Distribution (12b-1) fees                None
Other expenses                           0.20%
Total annual fund operating expenses     0.72%

(a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.
(b) Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.
(c) Management fees include both the management fee and the administrative fee charged to the Fund.

Expense Example


This example compares the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:

* $10,000 initial investment
* 5% total return each year
* the Fund's operating expenses remain constant as a percent of net assets
* redemption at the end of each time period


Your actual costs may be higher or lower because in reality fund returns and other expenses change. Expenses based on these assumptions are:


                              EXPENSE EXAMPLE
                           1 yr   3 yrs   5 yrs   10 yrs
Managed Municipals Fund     $74    $230   $400     $894

THE FUNDS
HIGH-YIELD MUNICIPALS FUND


INVESTMENT GOAL   Stein Roe High-Yield Municipals Fund seeks a
high level total return consisting of current income exempt from ordinary federal income tax and opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY   High-Yield Municipals Fund invests
all of its assets in SR&F High-Yield Municipals Portfolio as part of a master fund/feeder fund structure. It is a fundamental policy that the Portfolio's assets will be invested so that at least 80% of the Portfolio's gross income will be exempt from federal income tax. The Portfolio may invest up to 20% of its total assets in high-quality taxable money market instruments.
The portfolio manager may purchase bonds of any maturity.

In selecting municipal securities for the Portfolio, the portfolio manager invests at least 65% of its total assets in medium- or lower-rated tax-exempt securities. These securities are at the time of purchase:


* rated BBB or below by Standard & Poor's,
* rated Baa or below by Moody's Investors Service, Inc.,
* given a comparable rating by another nationally recognized rating agency, or
* unrated securities that Stein Roe believes to be of comparable quality.

Lower-rated securities are sometimes referred to as "junk bonds."

The Portfolio may invest any or all of its assets in high-quality tax-exempt securities under the following conditions:

* the portfolio manager believes that the difference in returns between higher-quality and lower-quality securities is narrow, or
* the portfolio manager expects increased volatility in interest rates.

Investment in higher-quality securities may reduce the Fund's current income.


The Fund seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Fund may seek capital appreciation by using hedging techniques such as futures and options.

The Portfolio may also invest 25% or more of its assets in industrial development bonds or participation interests in those bonds.

The Portfolio is permitted to invest all of its assets in bonds subject to the AMT.

PRINCIPAL INVESTMENT RISKS   The primary risks of investing in the
Fund are described below. These risks could cause you to lose money by investing in the Fund.


The price of the Fund's shares-its net asset value per share
(NAV)-can fluctuate daily in response to changes in the market value of the bonds it owns.

Market risk is the risk that the price of a security held by the Portfolio will fall due to changing market, economic, or political conditions. Market risk includes interest rate risk. Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds having longer maturities.

Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.


Lower-rated debt securities are sometimes referred to as "junk bonds." Lower-rated debt securities involve greater risk of loss due to issuer risk and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Medium-quality debt securities (securities rated BBB or Baa by S&P or Moody's), although considered investment grade, may have some speculative characteristics.


An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.


Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"-or repay-its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if the Portfolio has to reinvest the unanticipated proceeds at a lower interest rate.


Tax-exempt bonds are subject to special risk. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligations, may depend partially on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligations because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the bonds.


Because the Portfolio may invest more than 25% of its total assets in industrial development bonds or participation interests therein, the Portfolio may be more adversely affected than competing funds by an economic, business or political development or change.

Alternative Minimum Tax. Because the Fund can invest in tax-exempt bonds subject to the AMT, the interest income distributed by the Fund may be subject to the federal AMT for some individuals and corporations.

Because the Fund seeks to achieve capital appreciation, you could receive capital gains distributions. (See "Tax Consequences.")


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the Portfolio's investment techniques, please refer to "Other Investments and Risks."

Who Should Invest in the Fund?

You may want to invest in High-Yield Municipals Fund if you:

* want income that is exempt from ordinary federal income tax and want the higher return potential associated with investing in lower-rated debt securities and can tolerate the high level of risk associated with such securities

* are in a tax bracket that makes tax-exempt investing appropriate for you
* are a long-term investor and are looking to diversify your investment portfolio with tax-exempt lower-rated debt securities

High-Yield Municipals Fund is not appropriate for investors who:
* are saving for a short-term investment
* want a relatively low-risk fixed-income investment
* want to avoid volatility or possible losses
* are not interested in generating current income


FUND PERFORMANCE   The following charts show the Fund's
performance for the past 10 calendar years through Dec. 31, 1998.
The returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.


Year-by-Year Total Returns


Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.


[bar chart]
                          YEAR-BY-YEAR TOTAL RETURNS
18%
15%                                     17.72%
12%
9%  11.43%       9.84%      10.64%                   9.53%
6%         7.63%
3%                     5.35%                   4.48%       5.28%
0%
-5%                               -4.03%
     1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
[/bar chart]
[  ] High-Yield Municipals Fund

The Fund's year-to-date total return through Sept. 30, 1999, was -
0.44%.
For the period shown in the chart above:

Best quarter:1st quarter 1995, +7.00%
Worst quarter: 1st quarter 1994, -5.11%

Average Annual Total Returns


Average annual total returns measure the Fund's performance over time. We compare the Fund's returns with returns for the Lehman Brothers Municipal Bond Index. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.


                            AVERAGE ANNUAL TOTAL RETURNS
                                 Periods ending Dec. 31, 1998
                                   1 yr      5 yr      10 yr
                                   -------------------------
    High-Yield Municipals Fund     5.28%     6.36%     7.65%
    Lehman Brothers Municipal
       Bond Index*                 6.48%     6.22%     8.22%

*The Lehman Brothers Municipal Bond Index is an unmanaged group of securities that differs from the Fund's composition; it is not available for direct investment.

Your Expenses   This table shows fees and expenses you may pay if
you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund or the Portfolio pays fees and other expenses that reduce your investment return.

ANNUAL FUND OPERATING EXPENSES (b)
(expenses that are deducted from Fund assets)
Management fees(c)                      0.55%
Distribution (12b-1) fees               None
Other expenses                          0.22%
Total annual fund operating expenses    0.77%

(a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.
(b) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.
(c) Management fees include both the management fee and the administrative fee charged to the Fund.

Expense Example


This example compares the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:

* $10,000 initial investment
* 5% total return each year
* the Fund's operating expenses remain constant as a percent of net assets
* redemption at the end of each time period


Your actual costs may be higher or lower because in reality fund returns and other expenses change. This example reflects expenses of both the Fund and the Portfolio. Expenses based on these assumptions are:


                       EXPENSE EXAMPLE
                             1 yr   3 yrs   5 yrs   10 yrs
High-Yield Municipals Fund   $78    $244    $425     $948

FINANCIAL HIGHLIGHTS


The financial highlights tables explain the Funds' financial performance. Consistent with other mutual funds, we show information for the last five fiscal years. Each Fund's fiscal year runs from July 1 to June 30. The total returns in the tables represent the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the tables reflects the financial results for a single Fund share. Ernst & Young LLP, independent auditors, audits this information and issues a report that appears in the Funds' annual report along with the financial statements. To request an annual report, please call 800-338-2550.


Municipal Money Market Fund
PER SHARE DATA

                                              For years ending June 30,
                                    1999      1998      1997     1996       1995
                                 -----------------------------------------------
Net asset value, beginning of
  period                         $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
Income from investment operations
Net investment income                .027      .031      .030      .031      .030
Dividends (from net investment
  income)                           (.027)    (.031)    (.030)    (.031)    (.030)
Net asset value, end of period   $  1.000   $ 1.000  $  1.000  $  1.000  $  1.000
Total return (a)                    2.73%     3.10%     3.04%     3.13%     3.02%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
  omitted)                       $119,032  $115,279  $118,424  $120,432  $146,704
Ratio of net expenses to average
  net assets(b)                     0.70%     0.70%     0.70%     0.70%     0.70%
Ratio of net investment income
  to average net assets(a)          2.69%     3.06%     2.98%     3.09%     2.96%

Intermediate Municipals Fund
PER SHARE DATA

                                                For years ending June 30,
                                     1999     1998       1997     1996       1995
                                  -------------------------------------------------
Net asset value, beginning of
  period                          $  11.57  $  11.38  $  11.22  $  11.16  $  11.00
Income from investment operations
Net investment income                  .54       .54       .55       .55       .53
Net gains on securities (both
  realized and unrealized)            (.30)      .22       .22       .06       .16
Total income from investment
  operations                           .24       .76       .77       .61       .69
Less distributions
Dividends (from net investment
  income)                             (.54)     (.54)     (.55)     (.55)     (.53)
Distributions (from capital gains)    (.04)     (.03)     (.06)        -         -
Total distributions                   (.58)     (.57)     (.61)     (.55)     (.53)
Net asset value, end of period    $  11.23  $  11.57  $  11.38  $  11.22  $  11.16
Total return (a)                     2.08%     6.84%     7.07%     5.47%     6.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
  omitted)                        $168,896  $195,651  $196,006  $204,726  $212,489
Ratio of net expenses to average
  net assets(b)                      0.70%     0.70%     0.70%     0.70%     0.74%
Ratio of net investment income
  to average net assets(a)           4.85%     4.70%     4.84%     4.82%     4.94%
Portfolio turnover rate                48%       29%       44%       66%       67%

Managed Municipals Fund
PER SHARE DATA

                                                For years ending June 30,
                                      1999     1998      1997      1996      1995
                                   ------------------------------------------------
Net asset value, beginning of
  period                           $   9.38  $   9.11  $   8.85  $   8.79  $   8.70
Income from investment operations
Net investment income                   .47       .48       .48       .48       .51
Net gains on securities (both
  realized and unrealized)             (.31)      .27       .26       .06       .09
Total income from investment
  operations                            .16       .75       .74       .54       .60
Less distributions
Dividends (from net investment
  income)                              (.47)     (.48)     (.48)     (.48)     (.51)
Net asset value, end of period     $   9.07  $   9.38  $   9.11  $   8.85  $   8.79
Total return                          1.67%     8.37%     8.56%     6.24%     7.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
  omitted)                         $538,322  $583,138  $582,366  $606,359  $629,730
Ratio of net expenses to
  average net assets                  0.72%     0.72%     0.73%     0.72%     0.65%
Ratio of net investment income
  to average net assets               5.02%     5.14%     5.31%     5.41%     5.85%
Portfolio turnover rate                 17%       12%       16%       40%       33%

High-Yield Municipals Fund
PER SHARE DATA

                                                For years ending June 30,
                                     1999     1998       1997      1996      1995
                                  -------------------------------------------------
Net asset value, beginning of
  period                          $  11.97  $  11.67  $  11.40  $  11.31  $  11.06
Income from investment operations
Net investment income                  .63       .65       .72       .67       .66
Net gains on securities (both
  realized and unrealized)            (.24)      .30       .27       .09       .25
Total income from investment
  operations                           .38       .95       .99       .76       .91
Less distributions
Dividends (from net investment
  income)                             (.64)     (.65)     (.72)     (.67)     (.66)
Net asset value, end of period    $  11.71  $  11.97  $  11.67  $  11.40  $  11.31
Total return                         3.18%     8.32%     8.91%     6.83%     8.54%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
  omitted)                        $298,301  $341,780  $306,070  $282,956  $281,155
Ratio of net expenses to average
  net assets                         0.77%     0.75%     0.77%     0.85%     0.86%
Ratio of net investment income
  to average net assets              5.26%     5.48%     6.20%     5.86%     5.98%

Portfolio turnover rate              19%(d)       8%(c)    11%       34%       23%


(a) Computed with the effect of Stein Roe's expense reimbursement.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by Stein Roe, this ratio would have been 0.79%, 0.86%, 0.86%, 0.84% and 0.78% for the years ended
    June 30, 1999, 1998, 1997, 1996 and 1995, respectively, for
    Municipal Money Market Fund; and 0.79%, 0.81%, 0.82%, 0.81% and 0.76% for the years ended June 30, 1999, 1998, 1997, 1996 and 1995, respectively, for Intermediate Municipals Fund.

(c) Prior to commencement of operations of the Portfolio. For the period from the commencement of operations of the Portfolio, February 2, 1998, to June 30, 1998, the portfolio turnover of the Portfolio was 3%.
(d) Represents the portfolio turnover of the Portfolio.

YOUR ACCOUNT


PURCHASING SHARES   You will not pay a sales charge when you
purchase Fund shares. Your purchases are made at the NAV next determined after the Fund receives your check, wire transfer or electronic transfer. If a Fund receives your check, wire transfer or electronic transfer after the close of regular trading on the New York Stock Exchange (NYSE)-normally 3 p.m. Central time-your purchase is effective on the next business day.


Purchases through Third Parties

If you purchase Fund shares through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Funds offer. There are no charges or limitations if you purchase shares directly from a Fund, except those fees described in this prospectus.

If an intermediary is an agent or designee of the Funds, orders are processed at the NAV next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the NAV next determined.

Conditions of Purchase

An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts it. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. A Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its investors. A Fund may waive or lower its investment minimums for any reason. If you participate in the Stein Roe Counselor [service mark] program or are a client of Stein Roe Private Capital Management, the minimum initial investment is determined by those programs.

                            ACCOUNT MINIMUMS
                        Minimum to      Minimum    Minimum
Type of Account       Open an Account   Addition   Balance
------------------------------------------------------------
Regular                   $2,500         $100      $1,000
Custodial (UGMA/UTMA)     $1,000         $100      $1,000
Automatic Investment Plan $1,000          $50           -
Roth and Traditional IRA    $500          $50        $500
Educational IRA             $500          $50*       $500

*Maximum $500 contribution per calendar year per child.

Opening an Account
                OPENING OR ADDING TO AN ACCOUNT

Opening an Account  BY MAIL:
                    Complete the application.
                    Make check payable to Stein Roe Mutual Funds.

                    Mail application and check to:
                      SteinRoe Services Inc.
                      P.O. Box 8900
                      Boston, MA 02205

                    BY WIRE:
                    Mail your application to the address listed on the left, then call 800-338-2550 to obtain an account number. Include your Social Security Number. To wire funds, use the instructions below.

Adding to an Account  BY MAIL:
                    Make check payable to Stein Roe Mutual Funds.
                    Be sure to write your account number on the check.

                    Fill out investment slip (stub from your statement or confirmation) or include a note indicating the amount of your purchase, your account number, and the name in which your account is registered.

                    Mail check with investment slip or note to the address above.

                    BY WIRE:
                    Wire funds to:
                      First National Bank of Boston
                      ABA:  011000390
                      Attn: SSI, Account No. 560-99696
                      Fund No. __; Stein Roe ____ Fund
                      Your name (exactly as in the registration).
                      Fund account number.

                    Fund Numbers:
                    30-Municipal Money Market Fund
                    08-Intermediate Municipals Fund
                    37-Managed Municipals Fund
                    28-High-Yield Municipals Fund

                    OPENING OR ADDING TO AN ACCOUNT

Opening an Account  BY ELECTRONIC FUNDS TRANSFER:
                    You cannot open a new account via electronic transfer.


                    BY EXCHANGE:
                    By mail, phone, or automatically (be
                    sure to elect the Automatic Exchange Privilege on your application).


                    THROUGH AN INTERMEDIARY;
                    Contact your financial professional.

Adding to an Account  BY ELECTRONIC FUNDS TRANSFER;
                    Call 800-338-2550 to make your purchase. To set up prescheduled purchases, be sure to elect the Automatic Investment Plan (Stein Roe Asset [SERVICE MARK] Builder) option on your application.


                    BY EXCHANGE:
                    By mail, phone, or automatically (be
                    sure to elect the Automatic Exchange Privilege on your application).


                    THROUGH AN INTERMEDIARY:
                    Contact your financial professional.

All checks must be made payable in U.S. dollars and drawn on U.S.
banks.  Money orders and third-party checks will not be accepted.

DETERMINING SHARE PRICE (NAV)   A Fund's share price is its NAV
next determined. NAV is the difference between the values of a Fund's assets and liabilities divided by the number of shares outstanding. We determine NAV at the close of regular trading on the NYSE-normally 3 p.m. Central time. If you place an order after that time, you receive the share price determined on the next business day.

Securities held by Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Portfolio are valued based on valuations provided by a pricing service. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees. We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price.

Municipal Money Market Fund attempts to maintain its NAV at $1 per share. We value portfolio securities held by Municipal Money Market Portfolio based on their amortized cost, which does not take into account unrealized gains or losses. The extent of any deviation between the NAV based upon market quotations or equivalents and $1 per share based on amortized cost will be examined by the Board. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio securities, increasing, reducing, or suspending distributions or redeeming shares in kind. Securities and other assets for which this valuation method does not produce a fair value are valued at a fair value determined in good faith by the Board.

SELLING SHARES   You may sell your shares any day the Funds are
open for business.  Please follow the instructions below.


                        SELLING SHARES
BY MAIL: Send a letter of instruction, in English, including your account number and the dollar value or number of shares you wish to sell. Sign the request exactly as the account is registered. Be sure to include a signature guarantee. All supporting legal documents as required from executors, trustees, administrators, or others acting on accounts not registered in their names, must accompany the request. We will mail the check to your registered address.

BY PHONE:    This feature is automatically added to your account
             unless you decline it on your application.  Call 800-
             338-2550 to redeem an amount of $1,000 or more. We will mail a check to your registered address.

BY WIRE: Fill out the appropriate areas of the account application for this feature. Proceeds of $1,000 or more ($100,000 maximum) may be wired to your predesignated bank account. Call 800-338-2550 to give instructions to Stein Roe. There is a $7 charge for wiring redemption proceeds to your bank.

BY ELECTRONIC TRANSFER: Fill out the appropriate areas of the account application for this feature. To request an electronic transfer (not less than $50; not more than $100,000), call 800-338-2550. We will transfer your sale proceeds electronically to your bank. The bank must be a member of the Automated Clearing House.

BY EXCHANGE: Call 800-338-2550 to exchange any portion of your
             Fund shares for shares in any other Stein Roe no-load fund.

BY AUTOMATIC EXCHANGE: Fill out the appropriate areas of the account application for this feature. Redeem a fixed amount on a regular basis (not less than $50 per month; not more than $100,000) from a Fund for investment in another Stein Roe no-load fund.

BY CHECK WRITING: (Municipal Money Market Fund accounts only)
             Complete the appropriate section of the account application for this feature. You may redeem shares of Municipal Money Market Fund by writing checks (minimum $50) that are drawn against a special checking account the Fund has with the First National Bank of Boston.

What You Need to Know When Selling Shares

Once we receive and accept your order to sell shares, you may not cancel or revoke it. We cannot accept an order to sell that specifies a particular date or price or any other special conditions. If you have any questions about the requirements for selling your shares, please call 800-338-2550 before submitting your order.

A Fund redeems shares at the NAV next determined after an order has been accepted. We mail proceeds within seven days after the sale. The Funds normally pay wire redemption or electronic transfer proceeds on the next business day.

We will not pay sale proceeds until your shares are paid for. If you attempt to sell shares purchased by check or electronic transfer within 15 days of the purchase date, we will delay sending the sale proceeds until we can verify that those shares are paid for. You may avoid this delay by purchasing shares by a federal funds wire.

We use procedures reasonably designed to confirm that telephone instructions are genuine. These include recording the conversation, testing the identity of the caller by asking for account information, and sending prompt written confirmation of the transaction to the shareholder of record. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.


If the amount you redeem is in excess of the lesser of (1)
$250,000 or (2) 1% of the Fund's assets, the Fund may pay the redemption "in kind." This is payment in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities.


Involuntary Redemption

If your account value falls below $1,000, the Fund may redeem your shares and send the proceeds to the registered address. You will receive notice 30 days before this happens. If your account falls below $10, the Fund may redeem your shares without notice to you.

Low Balance Fee

Due to the expense of maintaining accounts with low balances, if your account balance falls below $2,000 ($800 for custodial accounts), you will be charged a low balance fee of $5 per quarter. The low balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more; (2) Stein Roe IRAs; (3) other Stein Roe prototype retirement plans;
(4) accounts with automatic investment plans (unless regular investments have been discontinued); or (5) omnibus or nominee accounts. A Fund can waive the fee, at its discretion, in the event of significant market corrections.

Exchanging Shares   You may exchange Fund shares for shares of
other Stein Roe no-load funds. Call 800-338-2550 to request a prospectus and application for the fund you wish to exchange into. Please be sure to read the prospectus carefully before you exchange your shares.

The account you exchange into must be registered exactly the same as the account you exchange from. You must meet all investment minimum requirements for the fund you wish to exchange into before we can process your exchange transaction.

An exchange is a redemption and purchase of shares for tax purposes, and you may realize a gain or a loss when you exchange
Fund shares for shares of another fund.

We may change, suspend or eliminate the exchange service after notification to you.

Generally, we limit you to four telephone exchanges "roundtrips" per year. A roundtrip is an exchange out of a Fund into another
Stein Roe no-load fund and then back to that Fund.


REPORTING TO SHAREHOLDERS   To reduce the volume of mail you
receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.


DIVIDENDS AND DISTRIBUTIONS   Income dividends are declared each
business day, paid monthly, and confirmed at least quarterly.
Each Fund distributes, at least once a year, virtually all of its net realized capital gains.

A dividend from net investment income represents the income a Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

A capital gain is the increase in value of a security that the Fund holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short term or long term depending on whether the Fund held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.

When a Fund makes a distribution of income or capital gains, the distribution is automatically invested in additional shares of that Fund unless you elect on the account application to have distributions paid by check.

[callout]
OPTIONS FOR RECEIVING DISTRIBUTION AND REDEMPTION PROCEEDS:
* by check
* by electronic transfer into your bank account
* a purchase of shares of another Stein Roe fund
* a purchase of shares in a Stein Roe fund account of another person
[/callout]

If you elect to receive distributions by check and a distribution check is returned to a Fund as undeliverable, or if you do not present a distribution check for payment within six months, we will change the distribution option on your account and reinvest the proceeds of the check in additional shares of that Fund. You will not receive any interest on amounts represented by uncashed distribution or redemption checks.

Tax Consequences

For federal income tax purposes, distributions of net investment income by a Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Ordinarily, distributions to shareholders from gains realized by a Fund on the sale or exchange of investments will be taxable to shareholders. In addition, an investment in a Fund may result in liability for federal AMT both for some individuals and corporate shareholders.

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distributions that is exempt from state and local taxes. Your investment in a Fund may have additional personal tax implications. Please consult your tax advisor on state, local or other applicable taxes.

In addition to the dividends and capital gains distributions made by a Fund, you may realize a capital gain or loss when selling and exchanging Fund shares. Such transactions may be subject to federal income tax.

OTHER INVESTMENTS AND RISKS

The first portion of this prospectus describes each Fund's principal investment strategy and principal investment risks. In seeking to meet its investment goals, a Fund also may invest in other securities and use other investment techniques. A Fund may elect not to buy any of these other securities or use any of these other investment techniques. A Fund may not always achieve its investment goal.


This section describes other securities and techniques, and risks associated with them. The Statement of Additional Information
(SAI) contains additional information about a Fund's securities and investment techniques (including other securities and techniques) and the risks associated with them. Such risks could cause you to lose money by investing in a Fund or could cause the Fund's total return or yield to decrease. The SAI also contains a Fund's fundamental and non-fundamental investment policies.

The Board of Trustees can change a Fund's investment objective without shareholder approval.


HEDGING STRATEGIES   Managed Municipals Fund, Intermediate
Municipals Fund, and High-Yield Municipals Portfolio may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, which are commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security or an index. The Funds and the Portfolio may use these strategies to adjust their sensitivity to changes in interest rates or for other hedging purposes (attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the derivative, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Funds or the Portfolio.

ASSET-BACKED SECURITIES   Each Fund may invest in asset-backed
securities, which are interests in pools of debt securities.
These securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. In an environment of declining interest rates, asset-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

MUNICIPAL LEASE OBLIGATIONS   Municipal lease obligations are
revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality, and a Fund or Portfolio may have limited recourse in the event of a default or termination.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS   When-issued
securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.

ZERO COUPON SECURITIES   Managed Municipals Fund, Intermediate
Municipals Fund, and High-Yield Municipals Portfolio may invest in zero coupon securities. These securities do not pay interest in cash on a current basis, but instead accrue over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders.


INVERSE FLOATING RATE OBLIGATIONS   Managed Municipals Fund,
Intermediate Municipals Fund, and High-Yield Municipals Portfolio may invest in inverse floating rate obligations representing interests in tax-exempt bonds. These securities carry interest rates that vary inversely to changes in market interest rates. Such securities have investment characteristics similar to investment leverage. Their market values are subject to greater risks of fluctuation than securities bearing a fixed rate of interest, which may lead to greater fluctuation in the value of a Fund's shares.


PORTFOLIO TURNOVER   There are no limits on turnover.  Turnover
may vary significantly from year to year. Stein Roe does not expect it to exceed 100% under normal conditions. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's return.


TEMPORARY DEFENSIVE POSITIONS   When Stein Roe believes that a
temporary defensive position is necessary, a Fund or Portfolio may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. A Fund may not achieve its investment objective if it or its Portfolio takes a temporary defensive position.


INTERFUND LENDING PROGRAM   The Funds and Portfolios may lend
money to and borrow money from other funds advised by Stein Roe. They will do so when Stein Roe believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

THE FUNDS' MANAGEMENT


INVESTMENT ADVISER   Stein Roe & Farnham Incorporated (Stein Roe),
One South Wacker Drive, Chicago, IL 60606, manages the day-to-day operations of the Funds and Portfolios. Stein Roe (and its predecessor) has advised and managed mutual funds since 1949. For the fiscal year ended June 30, 1999, the Funds paid to Stein Roe the following aggregate fees (as a percent of average net assets):


               Fund                           Fee
         Municipal Money Market Fund          0.50%
         Intermediate Municipals Fund         0.47%
         Managed Municipals Fund              0.52%
         High-Yield Municipals Fund           0.55%


Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, including Colonial Management Associates, Inc. (Colonial). The LFG business unit is managed by a single management team. Colonial and other LFG entities also share personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment adviser. Stein Roe also has a wealth management business that is
not part of LFG and is managed by a different team.   Stein Roe
and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.


PORTFOLIO MANAGERS

Municipal Money Market Fund


Veronica M. Wallace has been portfolio manager of Municipal Money Portfolio since 1995. Ms. Wallace is a vice president of Stein Roe, which she joined in 1966. She was a trader in taxable money market instruments for Stein Roe from 1987 to 1995. As of June 30, 1999, she was responsible for managing $120 million in mutual fund net assets.


Intermediate Municipals Fund


Joanne T. Costopoulos has been portfolio manager of Intermediate Municipals Fund since 1991. She is a senior vice president of Stein Roe, which she joined in 1982, and was responsible for managing $170 million in mutual fund net assets as of June 30, 1999. In her previous position as a head trader in the fixed-income area, she traded tax-exempt securities for both institutional and individual investment portfolios. She received her B.A. in business administration from Elmhurst College.


Managed Municipals Fund


William C. Loring and Brian M. Hartford have been co-portfolio managers of Managed Municipals since November 1998, when they joined Stein Roe. In their respective roles, Messrs. Loring and Hartford are jointly employed as senior vice presidents by both Colonial and Stein Roe. They have co-managed the Colonial Tax-Exempt Fund since May 1997. Mr. Loring has also managed the Colonial Intermediate Bond Fund since 1993. Mr. Hartford has a bachelor's degree in finance and investment from Babson College and is a chartered financial analyst. Mr. Loring has a bachelor's degree from Bowdoin College. Messrs. Loring and Hartford have managed various other Colonial tax-exempt funds since 1986 and 1993, respectively. As of June 30, 1999, they were responsible for managing $539 million in mutual fund net assets.


High-Yield Municipals Fund


Maureen G. Newman has been portfolio manager of High-Yield Municipals Portfolio since November 1998, when she joined Stein Roe. In her role as portfolio manager, she is jointly employed as a senior vice president by both Colonial and Stein Roe. She has managed tax-exempt funds for Colonial since May 1996. Prior to joining Colonial, Ms. Newman was a portfolio manager and bond analyst at Fidelity Investments from May 1985 to May 1996. Ms. Newman has a bachelor's degree in economics from Boston College and a master's degree from Babson College. She is a chartered financial analyst. As of June 30, 1999, she was responsible for managing $299 million in mutual fund net assets.


MASTER/FEEDER FUND STRUCTURE   Unlike mutual funds that directly
acquire and manage their own portfolios of securities, Municipal Money Market Fund and High-Yield Municipals Fund are "feeder" funds in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities (the Fund's corresponding Portfolio) that has an investment objective and policies substantially identical to those of the Fund. The investment performance of a Fund depends upon the investment performance of its Portfolio. If the investment policies of a Fund and its Portfolio became inconsistent, the Board of Trustees of the Fund can decide what actions to take. Actions the Board of Trustees may recommend include withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the SAI.

YEAR 2000 READINESS   Like other investment companies, financial
and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by Stein Roe, other service providers and the issuers in which the Funds invest do not properly process and calculate date-related information and data from and after Jan. 1, 2000. This is commonly known as the "Year 2000 problem." The Funds' service providers are taking steps that they believe are reasonably designed to address the Year 2000 problem, including communicating with vendors who furnish services, software and systems to the Funds to provide that date-related information and data can be properly processed after Jan. 1, 2000. Many Fund service providers and vendors, including the Funds' service providers, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to Jan. 1, 2000. In addition, Year 2000 readiness is one of the factors considered by Stein Roe in its ongoing assessment of issuers in which the Funds invest, to the extent that information is readily available. However, no assurances can be given that the Funds will not be adversely affected by these matters.

FOR MORE INFORMATION

You can obtain more information about the Funds' investments in their semiannual and annual reports to investors. These reports discuss the market conditions and investment strategies that affected the Funds' performance over the past six months and year.

You may wish to read the Funds' SAI for more information. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus and you are deemed to have been told of its contents.

To obtain free copies of the Funds' semiannual and annual reports, latest quarterly profile, or the SAI or to request other information about the Funds, write or call:

Stein Roe Mutual Funds
One South Wacker Drive
Suite 3200
Chicago, IL 60606
800-338-2550
www.steinroe.com

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC, by calling 800-SEC-0330, or by sending your request and the appropriate fee to the SEC's public reference section, Washington, DC 20549-6009.


Investment Company Act file number of Liberty-Stein Roe Funds
Municipal Trust:  811-4367



                   LIBERTY FUNDS DISTRIBUTOR, INC.

    Statement of Additional Information Dated Nov. 1, 1999


             LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST

             Stein Roe Municipal Money Market Fund
             Stein Roe Intermediate Municipals Fund
             Stein Roe Managed Municipals Fund
             Stein Roe High-Yield Municipals Fund


     Suite 3300, One South Wacker Drive, Chicago, IL  60606

                          800-338-2550



     This Statement of Additional Information (SAI) is not a prospectus but provides additional information that should be read in conjunction with the Prospectus dated Nov. 1, 1999, and any supplements thereto. Financial statements, which are contained in the Funds' June 30, 1999 Annual Report, are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained at no charge by telephoning 800-338-2550.



                      TABLE OF CONTENTS
                                                            Page
General Information and History...............................2
Investment Policies...........................................4
Portfolio Investments and Strategies..........................4
Investment Restrictions......................................17
Additional Investment Considerations.........................19
Purchases and Redemptions....................................22
Management...................................................26
Financial Statements.........................................29
Principal Shareholders.......................................29
Investment Advisory and Other Services.......................30
Distributor..................................................32
Transfer Agent...............................................33
Custodian....................................................33
Independent Auditors.........................................33
Portfolio Transactions.......................................34
Additional Income Tax Considerations.........................39
Investment Performance.......................................40
Additional Information on Net Asset Value-Municipal
  Money Fund.................................................47
Master Fund/Feeder Fund: Structure and Risk Factors..........49
Glossary.....................................................51
Appendix-Ratings.............................................53

               GENERAL INFORMATION AND HISTORY


     The following mutual funds are separate series of Liberty-
Stein Roe Funds Municipal Trust (the "Trust"):


   Stein Roe Municipal Money Market Fund ("Municipal Money Fund")
   Stein Roe Intermediate Municipals Fund ("Intermediate
        Municipals Fund")
   Stein Roe Managed Municipals Fund ("Managed Municipals Fund")
   Stein Roe High-Yield Municipals Fund ("High-Yield Municipals
        Fund")


Each series of the Trust invests in a separate portfolio of securities and other assets, with its own objectives and policies. The series of the Trust are referred to collectively as "the Funds." The name of the Trust and each of its series was changed on Nov. 1, 1995 to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999 from "Stein Roe Municipal Trust" to "Liberty-Stein Roe Funds Municipal Trust."


     The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Oct. 6, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, four series are authorized and outstanding. Each series invests in a separate portfolio of securities and other assets, with its own objectives and policies.

     Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations. The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

     Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

Special Considerations Regarding Master Fund/Feeder Fund Structure


     Rather than invest in securities directly, each Fund may seek to achieve its objective by pooling its assets with those of other investment companies for investment in another mutual fund having the same investment objective and substantially the same investment policies as its feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Such investment would be subject to determination by the trustees that it was in the best interests of the Fund and its shareholders, and shareholders would receive advance notice of any such change. Two Funds currently operate under the master fund/feeder fund structure. Each invests all of its assets in a separate master fund that is a series of SR&F Base Trust, as follows:


                                                  Master/Feeder
Feeder Fund            Master Fund              Status Established
------------------------------------------------------------------
Municipal Money Fund  SR&F Municipal Money
                      Market Portfolio ("Municipal
                      Money Portfolio")            Sept. 28, 1995

High-Yield Municipals SR&F High-Yield Municipals
  Fund                Portfolio ("High-Yield
                      Municipals Portfolio")       Feb. 2, 1998

The master funds are series of SR&F Base Trust and are referred to collectively as the "Portfolios." For more information, please refer to Master Fund/Feeder Fund: Structure and Risk Factors.

     Stein Roe & Farnham Incorporated ("Stein Roe") is responsible for the business affairs of the Trusts and serves as investment adviser to Intermediate Municipals Fund, Managed Municipals Fund, Municipal Money Portfolio, and High-Yield Municipals Portfolio.
It also provides administrative and bookkeeping and accounting services to the Funds and Portfolios.


                    INVESTMENT POLICIES

     The Trust and SR&F Base Trust are open-end management investment companies. The Funds and the Portfolios are diversified, as that term is defined in the Investment Company Act of 1940.

     The investment objectives and policies are described in the Prospectus under The Funds. In pursuing its objective, a Fund or Portfolio may also employ the investment techniques described under Portfolio Investments and Strategies in this SAI. The investment objective is a nonfundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities" (see definition in the Glossary).


               PORTFOLIO INVESTMENTS AND STRATEGIES

     The following investment policies and techniques have been adopted by each Fund or Portfolio as indicated. Unless otherwise noted, for purposes of discussion under Portfolio Investments and Strategies, Investment Restrictions, and Additional Investment Considerations, the term "the Fund" refers to each Fund and each Portfolio.

Taxable Securities

     Assets of each Fund that are not invested in Municipal Securities may be held in cash or invested in short-term taxable investments/1/ such as: (1) U.S. Government bills, notes and bonds; (2) obligations of agencies and instrumentalities of the U.S. Government (including obligations not backed by the full faith and credit of the U.S. Government); (3) in the case of Intermediate Municipals Fund and High-Yield Municipals Portfolio, other money market instruments, and in the case of Municipal Money Portfolio and Managed Municipals Fund, other money market instruments such as certificates of deposit and bankers' acceptances of domestic banks having total assets in excess of $1 billion, and corporate commercial paper rated Prime-1 by Moody's or A-1 by S&P at the time of purchase, or, if unrated, issued or guaranteed by an issuer with outstanding debt rated Aa or better by Moody's or AA or better by S&P; and (4) repurchase agreements (defined in the Glossary) with banks and, for all Funds except Managed Municipals Fund, securities dealers. Municipal Money Portfolio limits repurchase agreements to those that are short-term, subject to item (g) under Investment Restrictions (although the underlying securities may not be short-term). Managed Municipals Fund limits repurchase agreements to those in which the underlying collateral consists of securities that the Fund may purchase directly.
-----------
/1/ In the case of Municipal Money Fund, Municipal Money Portfolio, and Managed Municipals Fund, the policies described in this paragraph are fundamental.
-----------

AMT Securities

     Although the Funds currently limit their investments in Municipal Securities to those the interest on which is exempt from the regular federal income tax, each Fund may invest 100% of its total assets in Municipal Securities the interest on which is subject to the federal alternative minimum tax ("AMT").

Private Placements

     Each Fund may invest in securities that are purchased in private placements (including privately placed securities eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ["1933 Act"]) and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Stein Roe believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value.

Rule 144A Securities

     Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Stein Roe, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction of investing no more than 10% of its net assets in illiquid securities for all Funds other than High-Yield Municipals Portfolio and no more than 15% for that Fund. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Stein Roe will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Stein Roe could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities for all Funds other than High-Yield Municipals Portfolio and no more than 15% for that Fund. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
No Fund expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by Stein Roe.

Standby Commitments

     Each Fund may obtain standby commitments when it purchases Municipal Securities. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. A Fund will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by a Fund should exceed the current value of the underlying securities, a Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund's business relationship with the issuer. A Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of Stein Roe, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when a Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining each Fund's net asset value. The Trust has received an opinion of Bell, Boyd & Lloyd, counsel to the Trust, that interest earned by the Funds on Municipal Securities will continue to be exempt from the regular federal income tax regardless of the fact that the Fund holds standby commitments with respect to such Municipal Securities.

Participation Interests

     Each Fund may purchase participation interests in all or part of specific holdings of Municipal Securities, but does not intend to do so unless the tax-exempt status of those participation interests or certificates of participation is confirmed to the satisfaction of the Board of Trustees, which may include consideration of an opinion of counsel as to the tax-exempt status. Each participation interest would meet the prescribed quality standards of the Fund or be backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. (See Investment Policies.) Some participation interests are illiquid securities.

     Each Fund may also purchase participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by leased property, disposition of the property in the event of foreclosure might prove difficult.

     The Board of Trustees has delegated to Stein Roe the responsibility to determine the credit quality of participation interests. The determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

When-Issued and Delayed-Delivery Securities; Forward Commitments

     Each Fund may purchase securities on a when-issued or delayed-delivery basis or purchase forward commitments, as described in the Prospectus. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before settlement date.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government or other "high grade" debt obligations) of the Fund having a value of at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

Short Sales Against the Box

     Each Fund may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. A Fund may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

     In a short sale against the box, a Fund does not deliver from its portfolio the securities sold. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. No Fund currently expects that more than 5% of its total assets would be involved in short sales against the box.

Repurchase Agreements

     Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% (High-Yield Municipals Portfolio) or 10% (Managed Municipals Fund, Intermediate Municipals Fund, and Municipal Money Portfolio) of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to a Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, a Fund could experience both losses and delays in liquidating its collateral.

Borrowings; Reverse Repurchase Agreements

     Subject to restriction (iv) under Investment Restrictions, each Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

     Each Fund may also enter into reverse repurchase agreements (defined in the Glossary) with banks and securities dealers. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. The Funds did not enter into reverse repurchase agreements during the last year and have no present intention to do so.

     A Fund's reverse repurchase agreements and any other borrowings may not exceed 33 1/3% of its total assets, and the Fund may not purchase additional securities when its borrowings, less proceeds receivable from the sale of portfolio securities, exceed 5% of its total assets.

Rated Securities

     The rated securities described under Investment Policies above for each Fund except for Municipal Money Portfolio include obligations given a rating conditionally by Moody's or provisionally by S&P.

     Except with respect to Municipal Securities with a demand feature (see the definition of "short-term" in the Glossary) acquired by Municipal Money Portfolio, the fact that the rating of a Municipal Security held by a Fund may be lost or reduced below the minimum level applicable to its original purchase by a Fund does not require that obligation to be sold, but Stein Roe will consider such fact in determining whether that Fund should continue to hold the obligation. In the case of Municipal Securities with a demand feature acquired by Municipal Money Portfolio, if the quality of such a security falls below the minimum level applicable at the time of acquisition, the Fund must dispose of the security within a reasonable period of time either by exercising the demand feature or by selling the security in the secondary market, unless the Board of Trustees determines that it is in the best interests of the Fund and its shareholders to retain the security.

     To the extent that the ratings accorded by Moody's, S&P, or Fitch IBCA for Municipal Securities may change as a result of changes in such organizations, or changes in their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with its investment policies. The Board of Trustees is required to review such ratings with respect to Municipal Money Portfolio.

Zero Coupon Bonds

     Each of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Portfolio may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Tender Option Bonds; Trust Receipts

     Each Fund may purchase tender option bonds and trust receipts. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Stein Roe will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Securities and for other reasons. A Fund may invest up to 10% of net assets in tender option bonds and trust receipts.

Interfund Borrowing and Lending Program

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may lend money to and borrow money from other mutual funds advised by Stein Roe. A Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

Portfolio Turnover

     Although the Funds do not purchase securities with a view toward rapid turnover, there are no limitations on the length of time that portfolio securities must be held. As a result, the turnover rate may vary from year to year. A high rate of portfolio turnover, if it should occur, may result in the realization of capital gains or losses, and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Options

     Each of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Portfolio is permitted to purchase and to write both call options and put options on debt or other securities or indexes in standardized contracts traded on U.S. securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq, and agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     Currently there are no publicly-traded options on individual tax-exempt securities. However, it is anticipated that such instruments may become available in the future.

     An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of an index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of the option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

     A Fund is permitted to write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.

Futures Contracts and Options on Futures Contracts

     Each of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Portfolio may enter into interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index (such as The Bond Buyer Municipal Bond Index)/2/ at a specified price and time. A public market exists in futures contracts covering a number of indexes as well as the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded. A Fund will engage in transactions involving new futures contracts (or options thereon) if, in the opinion of the Board of Trustees, they are appropriate instruments for the Fund.
---------------
/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made. The Bond Buyer Municipal Bond Index is based on The Bond Buyer index of 40 actively-traded long-term general obligation and revenue bonds carrying at least an A rating by Moody's or S&P.
---------------

     Each Fund may purchase and write call options and put options on futures contracts (futures options). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The success of any futures technique depends on accurate predictions of changes in the level and direction of interest rates and other factors. Should those predictions be incorrect, the return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous trading day. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales, as the case may be, of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and debt securities, including technical influences in futures and futures options trading and differences between the financial instruments and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

     If options, futures contracts, or futures options of types other than those described herein or in the prospectus are traded in the future, each of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Portfolio may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

     A Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money" (as defined in the Glossary), would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contracts. When writing a call option on a futures contract, a Fund similarly will maintain cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

Taxation of Options and Futures

     If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities. For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options, futures and futures options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.


                     INVESTMENT RESTRICTIONS

     The Funds and Portfolios operate under the following investment restrictions. Restrictions that are fundamental policies, as indicated below, may not be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Glossary). A Fund or Portfolio may not:

     (i) invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer (for this purpose, the issuer(s) of a security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or repurchase agreements for such securities, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund [however, in the case of a guarantor of securities (including an issuer of a letter of credit), the value of the guarantee (or letter of credit) may be excluded from this computation if the aggregate value of securities owned by it and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of its total assets];/3/ /4/
----------------
/3/ In the case of a security that is insured as to payment of principal and interest, the related insurance policy is not deemed a security, nor is it subject to this investment restriction.

/4/ Notwithstanding the foregoing, and in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "Rule"), Municipal Money Fund and Municipal Money Portfolio will not, immediately after the acquisition of any security (other than a Government Security or certain other securities as permitted under the Rule), invest more than 5% of its total assets in the securities of any one issuer; provided, however, that each may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof. Municipal Money Portfolio will not invest more than 5% of its total assets in Second Tier Securities.

----------------

     (ii) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (this restriction does not apply to securities purchased on a when-issued or delayed-delivery basis or to reverse repurchase agreements), [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] but it may make margin deposits in connection with futures and options transactions;

     (iii) make loans, although it may (a) participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets; (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

     (iv) borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes and (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

     (v) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it except (a) as may be necessary in connection with borrowings mentioned in (iv) above, and [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] (b) it may enter into futures and options transactions;

     (vi) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (vii) purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers, directors, or trustees of the Trust or of its investment adviser;

     (viii) purchase or sell commodities or commodities contracts or oil, gas, or mineral programs, [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund and High-Yield Municipals Portfolio only] except that it may enter into futures and options transactions;

     (ix) [Municipal Money Fund only] purchase any securities other than those described under Investment Policies-Municipal Money Fund, and under Portfolio Investments and Strategies; [Managed Municipals Fund only] purchase any securities other than those described under Investment Policies-Managed Municipals Fund and under Portfolio Investments and Strategies;

     (x) issue any senior security except to the extent permitted under the Investment Company Act of 1940;


     (xi) purchase or sell real estate (other than Municipal
Securities or money market securities secured by real estate or interests therein or such securities issued by companies which invest in real estate or interests therein); or

     (xii) act as an underwriter of securities, except that it may participate as part of a group in bidding, or bid alone, for the purchase of Municipal Securities directly from an issuer for its own portfolio.


     The above restrictions (other than material within brackets) are fundamental policies of the Funds and Portfolios. The Funds and Portfolios have also adopted the following restrictions that may be required by various laws and administrative positions. These restrictions are not fundamental. None of the following restrictions shall prevent Municipal Money Fund, Intermediate Municipals Fund, Managed Municipals Fund, or High-Yield Municipals Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. No Fund or Portfolio may:

     (a) own more than 10% of the outstanding voting securities of an issuer;

     (b) invest in companies for the purpose of exercising control or management;

     (c) make investments in the securities of other investment companies, except in connection with a merger, consolidation, or reorganization;


     (d) sell securities short unless (1) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (2) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that it may purchase standby commitments and securities subject to a demand feature entitling it to require sellers of securities to the Fund to repurchase them upon demand by the Fund [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] and that transactions in options, futures, and options on futures are not treated as short sales;

     (e) [Municipal Money Fund, Municipal Money Portfolio, Intermediate Municipals Fund, and Managed Municipals Fund only] invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; [High-Yield Municipals Fund and High-Yield Municipals Portfolio only] invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

     (f) purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

     (g) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock
Exchange;

     (h) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (i) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.



                 ADDITIONAL INVESTMENT CONSIDERATIONS

     Medium-quality Municipal Securities are obligations of municipal issuers that, in the opinion of Stein Roe, possess adequate, but not outstanding, capacities to service the obligations. Lower-quality Municipal Securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The characteristics attributed to medium- and lower-quality obligations by Stein Roe are much the same as those attributed to medium- and lower-quality obligations by rating services (see the Appendix to the Prospectus). Because many issuers of medium- and lower-quality Municipal Securities choose not to have their obligations rated by a rating agency, many of the obligations in the Fund's portfolio may be unrated.

     Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities.

     The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

     Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon. In addition, from time to time proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Securities, and similar proposals may be introduced in the future. Some of the past proposals would have applied to interest on Municipal Securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such proposals are enacted, the availability of Municipal Securities for investment by the Funds and the value of the Funds' portfolios would be affected and, in such an event, the Funds would reevaluate their investment objectives and policies.

     Because the Funds may invest in industrial development bonds, the Funds' shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or for "related persons of substantial users."

     In addition, the Funds invest in Municipal Securities issued after the effective date of the Tax Reform Act of 1986 (the "1986 Act"), which may be subject to retroactive taxation if they fail to continue to comply after issuance with certain requirements imposed by the 1986 Act.

     Although the banks and securities dealers from which a Fund may acquire repurchase agreements and standby commitments, and the entities from which a Fund may purchase participation interests in Municipal Securities, will be those that Stein Roe believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the Fund.

                    *    *    *    *    *

     Stein Roe seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to take sensible risks and make intelligent investments, it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns, as appropriate for the particular client or managed account.

     Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type.
However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

     In addition, Stein Roe believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high-quality debt securities or equity securities.


                    PURCHASES AND REDEMPTIONS

Purchases Through Third Parties

     You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). The state of Texas has asked that investment companies disclose in their SAIs, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas.
Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. It is the responsibility of any such Intermediary to establish procedures insuring the prompt transmission to the Trust of any such purchase order. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

     Some Intermediaries that maintain nominee accounts with the Funds for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Stein Roe and the Funds' transfer agent share in the expense of these fees, and Stein Roe pays all sales and promotional expenses.

Net Asset Value

     The net asset value of each Fund is determined on days on which the New York Stock Exchange (the "NYSE") is open for regular session trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3 p.m., Central time. Please refer to Your Account-Determining Share Price in the Prospectuses for additional information on how the purchase and redemption price of Fund shares is determined.

General Redemption Policies

     The Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     The Trust reserves the right to suspend or postpone redemptions of shares during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets not reasonably practicable.

     You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. The Trust reserves the right to require a properly completed application before making payment for shares redeemed.

     The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received.
However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

     Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase. The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

     Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If the Funds do not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

     Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer for the purchase of shares, or any liability under the Internal Revenue Code provisions on backup withholding).

     The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. Therefore, regardless of the number of telephone exchange round-trips made by an investor, the Trust generally will not honor requests for Telephone Exchanges by shareholders identified by the Trust as "market-timers" if the officers of the Trust determine the order not to be in the best interests of the Trust or its shareholders. The Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets other than for investment considerations. Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

     The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your application. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same. The Telephone Redemption by Check Privilege, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions may not be used to redeem shares held by a tax-sheltered retirement plan sponsored by Stein Roe.

Redemption Privileges

     Exchange Privilege. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss.
Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased.

     Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. Generally, you will be limited to four Telephone Exchange round-trips per year and the Funds may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of a Fund into another no-load Stein Roe Fund, and then back to that Fund). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange.

     Automatic Exchanges.  You may use the Automatic Exchange
Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).

     Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum; $100,000 maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

     Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.

     Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"). A Special Redemption request received by telephone after 3 p.m., central time, is deemed received on the next business day. You may purchase Fund shares directly from your bank account either at regular intervals ("Regular Investments") or upon your request ("Special Investments"). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. You may also have income dividends and capital gains distributions deposited directly into your bank account ("Automatic Dividend Deposits").

     Systematic Withdrawals. You may have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

     Dividend Purchase Option. You may have distributions from one Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25.

     Check Writing Privilege. Although Municipal Money Fund does not currently charge a fee to its shareholders for the use of the special Check-Writing Redemption Privilege, the Fund pays for the cost of printing and mailing checks to its shareholders and pays charges of the bank for payment of each check. The Trust reserves the right to establish a direct charge to shareholders for use of the Privilege and both the Trust and the bank reserve the right to terminate this service.


                            MANAGEMENT

     The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. The following table sets forth certain information with respect to the trustees and officers of the Trust:


Name, Age; Address; Position(s) held with the Trust. Principal occupation(s) during past five years

William D. Andrews, 52; One South Wacker Drive, Chicago, IL  60606
(4); Executive Vice-President.  Executive vice president of Stein
Roe & Farnham Incorporated ("Stein Roe")

John A. Bacon Jr., 72; 4N640 Honey Hill Road, Box 296, Wayne, IL
60184 (3)(4); Trustee.  Private investor

Christine Balzano, 34; 245 Summer Street, Boston, MA 02210; Vice-
President. Senior vice president of Liberty Funds Services, Inc.; formerly vice president and assistant vice president

William W. Boyd, 72; 2900 Golf Road, Rolling Meadows, IL  60008
(2)(3)(4); Trustee.  Chairman and director of Sterling Plumbing
(manufacturer of plumbing products)

Kevin M. Carome, 43; One Financial Center, Boston, MA 02111 (4); Executive Vice-President; Assistant Secretary. Senior vice president, legal, Liberty Funds Group LLC (an affiliate of Stein
Roe) since Jan. 1999; general counsel and secretary of Stein Roe since Jan. 1998; associate general counsel and vice president of Liberty Financial Companies, Inc. (the indirect parent of Stein
Roe) through Jan. 1999

J. Kevin Connaughton, 35; 245 Summer Street, Boston, MA 02210 (4); Vice-President; Treasurer. Vice president of Colonial Management Associates, Inc. ("CMA") , since February 1998; senior tax manager, Coopers & Lybrand, LLP from April 1996 to January 1998; vice president, 440 Financial Group/First Data Investor Services Group prior thereto

Lindsay Cook, 47; 600 Atlantic Avenue, Boston, MA 02210 (1)(2)(4); Trustee. Executive vice president of Liberty Financial Companies, Inc. since March 1997; senior vice president prior thereto

Joanne T. Costopoulos, 52; One South Wacker Drive, Chicago, IL
60606.  Vice-President; Senior portfolio manager of Stein Roe;
senior vice president of Stein Roe since Nov. 1995; vice president of Stein Roe prior thereto

Michael G. Fisher, 30; 245 Summer Street, Boston, MA 02210 (4).
Vice-President; Tax manager with Liberty Funds Group since Oct.
1998; tax manager with PricewaterhouseCoopers LLC prior thereto

Stephen E. Gibson, 46; One Financial Center, Boston, MA 02111 (4); President. Vice chairman of Stein Roe since Aug. 1998; chairman, CEO, president and director of Liberty Funds Group since Dec. 1998; chairman of the Colonial Group from July 1998 to Dec. 1998; president of the Colonial Group from Dec. 1996 to Dec. 1998; chairman of Colonial Management Associates, Inc. since Dec. 1998; CEO, president and director of Colonial Management Associates since July 1996; managing director of Putnam Financial Services from June 1992 through June 1996

Douglas A. Hacker, 43; P.O. Box 66100, Chicago, IL 60666 (3)(4);
Trustee. Senior vice president and chief financial officer of UAL, Inc. (airline)

Loren A. Hansen, 51; One South Wacker Drive, Chicago, IL  60606
(4). Executive Vice-President; Chief investment officer/equity of Colonial Management Associates, Inc. since 1997; executive vice president of Stein Roe since Dec. 1995; vice president of The Northern Trust (bank) prior thereto

Brian M. Hartford, 40; One Financial Center, Boston, MA 02111;
Vice-President. Employee of Stein Roe since Nov. 1998; vice president of CMA since 1993

Timothy J. Jacoby, 47; One Financial Center, Boston, MA 02111 (4); Senior Vice-President. Fund treasurer for Liberty Funds Group LLC since Sept. 1996 and chief financial officer since Aug. 1997;
senior vice president of Fidelity Investments prior thereto

Janet Langford Kelly, 41; One Kellogg Square, Battle Creek, MI 49016 (3)(4); Trustee. Executive vice president-corporate development, general counsel and secretary of Kellogg Company since Sept. 1999; senior vice president, secretary and general counsel of Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from 1995 to Aug. 1999; partner of Sidley & Austin (law firm) prior thereto

Gail D. Knudsen, 37; 245 Summer Street, Boston, MA 02210 (4);
Vice-President; Controller. Vice president and assistant controller of CMA

William C. Loring, Jr., 49; One Financial Center, Boston, MA
02111; Vice-President.  Vice president of Stein Roe since Nov.
1998; vice president of CMA

Lynn C. Maddox, 58; One South Wacker Drive, Chicago, IL  60606;
Vice-President.  Senior vice president of Stein Roe

Mary D. McKenzie, 45; One Financial Center, Boston, MA 02111 (4);
Vice-President.  President of Liberty Funds Services, Inc.

Charles R. Nelson, 57; Department of Economics, University of
Washington, Seattle, WA 98195 (3)(4); Trustee.  Van Voorhis
Professor of Political Economy of the University of Washington

Maureen G. Newman, 40; One Financial Center, Boston, MA 02111 (4); Vice-President. Vice President of Stein Roe since Nov. 1998;
portfolio manager and vice president of CMA since May 1996;
portfolio manager and bond analyst at Fidelity Investments prior thereto

Nicholas Norton, 40; 12100 East Iliff Avenue, Aurora, CO 80014
(4); Vice-President.  Senior vice president of Liberty Funds
Services, Inc. since Aug. 1999; vice president of Scudder Kemper,
Inc. from May 1994 to Aug. 1999

Nicolette D. Parrish, 49; One South Wacker Drive, Chicago, IL
60606 (4); Vice-President; Assistant Secretary. Senior legal assistant and assistant secretary of Stein Roe

Thomas C. Theobald, 62; Suite 1300, 222 West Adams Street,
Chicago, IL 60606 (3)(4); Trustee.  Managing director, William
Blair Capital Partners (private equity fund)

Veronica M. Wallace, 53; One South Wacker Drive, Chicago, IL 60606 (4); Vice-President. Vice president of Stein Roe since March 1998; portfolio manager for Stein Roe since Sept. 1995; trader in taxable short-term instruments for Stein Roe prior thereto

Heidi J. Walter, 32; One South Wacker Drive, Chicago, IL  60606
(4); Vice-President; Secretary. Vice president of Stein Roe since March 1998; senior legal counsel for Stein Roe since Feb. 1998; legal counsel for Stein Roe from March 1995 to Jan. 1998; associate with Beeler Schad & Diamond, PC (law firm) prior thereto

____________________________
(1) Trustee who is an "interested person" of the Trust and of Stein Roe, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(4) This person also holds the corresponding officer or trustee position with SR&F Base Trust.


     Certain of the trustees and officers of the Fund and the Portfolio are trustees or officers of other investment companies managed by Stein Roe; and some of the officers are also officers of Liberty Funds Distributor, Inc., the Funds' distributor.


     Officers and trustees affiliated with Stein Roe serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or Stein Roe are paid an annual retainer plus an attendance fee for each meeting of the Board or standing committee thereof attended. The Trust has no retirement or pension plan. The following table sets forth compensation paid during the fiscal year ended June 30, 1999, to each of the trustees:

                                          Compensation from the
                                          Stein Roe Fund Complex*
                                          -----------------------
                  Aggregate Compensation     Total       Average
Name of Trustee       from the Trust      Compensation  Per Series
------------------- --------------------  ------------  ----------
Thomas W. Butch**          -0-                -0-          -0-
Lindsay Cook               -0-                -0-          -0-
John A. Bacon Jr.**      $8,300            $101,150      $2,199
William W. Boyd           8,400             102,300       2,224
Douglas A. Hacker         7,300              87,700       1,907
Janet Langford Kelly      8,000              97,200       2,113
Charles R. Nelson         8,400             102,100       2,220
Thomas C. Theobald        8,000              97,200       2,113
_______________
 *At June 30, 1999, the Stein Roe Fund Complex consisted of four series of the Trust, one series of Liberty-Stein Roe Funds Trust, four series of Liberty-Stein Roe Funds Income Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, five series of Liberty-Stein Roe Advisor Trust, five series of SteinRoe Variable Investment Trust, 12 portfolios of SR&F Base Trust, Liberty-Stein Roe Advisor Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, and Stein Roe Floating Rate Limited Liability Company.
**Mr. Butch served as a trustee until Nov. 3, 1998; Mr. Bacon was elected a trustee effective Nov. 3, 1998.


                    FINANCIAL STATEMENTS

     Please refer to the June 30, 1999 Financial Statements (statements of assets and liabilities and schedules of investments as of June 30, 1999 and the statements of operations, changes in net assets, and notes thereto) and the report of independent auditors contained in the June 30, 1999 Annual Report of the Funds. The Financial Statements and the report of independent auditors (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.

                    PRINCIPAL SHAREHOLDERS

     As of July 30, 1999, the only persons known by the Trust to own of record or "beneficially" 5% or more of the outstanding shares of any Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:

                                                     Approximate %
                                                    of Outstanding
Name and Address                    Fund              Shares Held
----------------------      ----------------------  --------------


Charles Schwab & Co., Inc.*  Intermediate Municipals Fund   13.1%
Attn: Mutual Fund Dept.      High-Yield Municipals Fund     11.0%
101 Montgomery Street
San Francisco, CA  94104
___________________

*Shares held for accounts of customers.


     The following table shows shares of the Funds as of July 30, 1999, held by the categories of persons indicated and in each case the approximate percentage of outstanding shares represented:


                   Clients of Stein Roe
                  in their Client Accounts*  Trustees and Officers
                  -------------------------  ------------------
                  Shares Held  Percent     Shares Held   Percent
                   ----------  -------     -----------   -------
Municipal Money
  Fund             39,009,300   34.0%         134,753       **
Intermediate
  Municipals Fund   5,345,643   36.9%          41,619       **
Managed Municipals
  Fund             14,087,083   23.9%          70,323       **
High-Yield
  Municipals Fund   6,342,710   25.2%          12,568       **

_________________
  *Stein Roe may have discretionary authority over such shares and, accordingly, they could be deemed to be owned
   "beneficially" by Stein Roe under Rule 13d-3.  However, Stein
   Roe disclaims actual beneficial ownership of such shares.
 **Represents less than 1% of the outstanding shares.


               INVESTMENT ADVISORY AND OTHER SERVICES

     Stein Roe & Farnham Incorporated serves as investment adviser to Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Portfolio, and Municipal Money Portfolio. Stein Roe also provides administrative services to each Fund and Portfolio. Stein Roe is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), the Funds' transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of Liberty Corporate Holdings, Inc., which is a wholly owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.


     The directors of Stein Roe are Kenneth R. Leibler and C. Allen Merritt, Jr. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; and Mr. Merritt is Chief Operating Officer of Liberty Financial. The business address of Messrs. Leibler and Merritt is Federal Reserve Plaza, Boston, MA 02210.


     Stein Roe and its predecessor have been providing investment advisory services since 1932. Stein Roe acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of June 30, 1999, Stein Roe managed over $22.2 billion in assets: over $6.3 billion in equities and over $15.9 billion in fixed income securities (including $1 billion in municipal securities). The $22.2 billion in managed assets included over $9.2 billion held by mutual funds managed by Stein Roe (approximately 15% of the mutual fund assets were held by clients of Stein Roe). These mutual funds were owned by over 282,000 shareholders. The $9.2 billion in mutual fund assets included over $679 million in over 42,000 IRA accounts. In managing those assets, Stein Roe utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 7,500 companies. Stein Roe also monitors over 1,400 issues via a proprietary credit analysis system. At June 30, 1999, Stein Roe employed 18 research analysts and 54 account managers. The average investment-related experience of these individuals was 17 years.

     Stein Roe Counselor [service mark] is a professional investment advisory service offered by Stein Roe to Fund shareholders. Stein Roe Counselor [service mark] is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, Stein Roe's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor [service mark] are free to self direct their investments while considering Stein Roe's recommendations. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, Stein Roe provides shareholders participating in these programs with dedicated representatives. Other distinctive services include specially designed account statements with portfolio performance and transaction data, asset allocation planning tools, newsletters, customized website content, and regular investment, economic and market updates. A $50,000 minimum investment is required to participate in the program.

     In return for its services, Stein Roe is entitled to receive a monthly administrative fee from each Fund and a monthly management fee from Intermediate Municipals Fund, Managed Municipals Fund, and each Portfolio. The table below shows the annual rates of such fees as a percentage of average net assets, gross fees paid for the three most recent fiscal years, and any expense reimbursements by Stein Roe:


Fund/Portfolio

                                           Current Rates         Year Ended    Year Ended    Year Ended
Fund/Portfolio          Type        (dollars shown in millions)    6/30/99       6/30/98      6/30/97
-------------------- -------------  ---------------------------  ----------    ----------    -----------
Municipal Money Fund Administrative
                     fee            .250% up to $500 million,
                                    .200% next $500 million,
                                    .150% thereafter             $  301,461     $ 308,403      $ 300,244
                     Reimbursement   Expenses exceeding .70%        107,768       195,244        194,629
Municipal Money
  Portfolio          Management fee  .250%                          338,618       358,516        351,742
Intermediate Munici-
  pals Fund          Management fee  .450% up to $100 million,
                                     .425% next $100 million,
                                     .400% thereafter               850,165       872,480        876,108
                    Administrative
                    fee              .150% up to $100 million,
                                     .125% next $100 million,
                                     .100% thereafter               267,488       274,116        274,088
                    Reimbursement     Expenses exceeding .70%       179,100       226,022        240,300
Managed Municipals
  Fund              Management fee    .450% up to $100 million,
                                      .425% next $100 million,
                                      .400% next $800 million,
                                      .375% thereafter            2,371,564     2,438,272      2,482,110
                    Administrative
                    fee               .150% up to $100 million,
                                      .125% next $100 million,
                                      .100% next $800 million,
                                      .075% thereafter              649,141       665,818        674,444
High-Yield Munici-
  pals Fund         Management fee      -                                 -       803,747      1,255,595
                    Administrative
                    fee                .150% up to $100 million,
                                       .125% next $100 million,
                                       .100% thereafter             423,919       401,552        368,923
High-Yield Munici-
  pals Portfolio    Management fee     .450% up to $100 million,
                                       .425% next $100 million,
                                       .400% thereafter           1,399,418       579,690              -

     Stein Roe provides office space and executive and other personnel to the Funds and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

     The administrative agreement provides that Stein Roe shall reimburse each Fund to the extent that total annual expenses of the Fund (including fees paid to Stein Roe, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which the shares of such Fund are being offered for sale to the public; however, such reimbursement for any fiscal year will not exceed the amount of the fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses, from time to time, Stein Roe may waive its fees and/or absorb certain expenses for a Fund. Any such reimbursements will enhance the yield of such Fund.

     Each management agreement provides that neither Stein Roe nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund (or Portfolio) for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on Stein Roe's part in the performance of its duties or from reckless disregard by Stein Roe of its obligations and duties under that agreement.

     Any expenses that are attributable solely to the organization, operation, or business of a series of the Trust are paid solely out of the assets of that series. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such a manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

Bookkeeping and Accounting Agreement

     Pursuant to a separate agreement with the Trust, Stein Roe receives a fee for performing certain bookkeeping and accounting services. For these services, Stein Roe receives an annual fee of $25,000 per Fund plus .0025 of 1% of average net assets over $50 million. During the fiscal years ended June 30, 1997, 1998 and 1999, Stein Roe received aggregate fees of $125,437, $125,832 and $125,858, respectively, from the Trust for services performed under this agreement.


                         DISTRIBUTOR

     Shares of the Funds are distributed by Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, MA 02111, under a Distribution Agreement. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (2) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

     As agent, the Distributor offers shares of the Funds to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. No sales commission or "12b-1" payment is paid by any Fund. The Distributor offers the Funds' shares only on a best-efforts basis.


                       TRANSFER AGENT

     SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago, IL 60606, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, SSI receives payments from Municipal Money Fund of 0.150% of average daily net assets and payments from Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Fund of 0.140% of average daily net assets. The Board of Trustees believes the charges by SSI are comparable to those of other companies performing similar services. (See Investment Advisory and Other Services.) Under a separate agreement, SSI also provides certain investor accounting services to each Portfolio.


                            CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, is the custodian for the Trust and SR&F Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Trusts have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


                     INDEPENDENT AUDITORS

     The independent auditors for the Trust and each Portfolio are Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116. The independent auditors audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trusts.


                    PORTFOLIO TRANSACTIONS

     For the purposes of discussion under Portfolio Transactions, the term "Fund" refers to Municipal Money Fund, Municipal Money Portfolio, Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio.

     Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). Portfolio securities are purchased both in underwritings and in the over-the-counter market. The Funds paid no commissions on futures transactions or any other transactions during the past three fiscal years. Included in the price paid to an underwriter of a portfolio security is the spread between the price paid by the underwriter to the issuer and the price paid by the purchaser. Purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker or dealer on a net basis, without any brokerage commission being paid by a Fund, but do reflect the spread between the bid and asked prices. Stein Roe may also transact purchases of portfolio securities directly with the issuers.

     Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

     Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

     Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

     It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients, in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

     Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.

     Stein Roe places certain trades for the Funds through its affiliate AlphaTrade, Inc. ("ATI"). ATI is a wholly owned subsidiary of Colonial Management Associates, Inc. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

     Consistent with the Rules of Fair Practice of National Securities Dealers, Inc. and subject to seeking best executing and such other policies as the trustees of the Funds may determine, Stein Roe may consider sales of shares of each of the Funds as a factor in the selection of broker-dealers to execute such mutual fund securities transactions.

Investment Research Products and Services Furnished by Brokers and
Dealers

     Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the brokers-dealer.

     The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.

     Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

     Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

     Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and (ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

     Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

* Database Services-comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).
* Quotation/Trading/News Systems-products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.
* Economic Data/Forecasting Tools-various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.
* Quantitative/Technical Analysis-software tools that assist in quantitative and technical analysis of investment data.
* Fundamental Industry Analysis-industry-specific fundamental investment research.
* Fixed Income Security Analysis-data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.
* Other Specialized Tools-other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

     Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

     Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars.
Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

     The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

     In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this SAI, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.

     Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

     In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

     The Board of Trustees of each Trust has reviewed the legal aspects and the practicability of attempting to recapture underwriting discounts or selling concessions included in prices paid by the Funds for purchases of Municipal Securities in underwritten offerings. Each Fund attempts to recapture selling concessions on purchases during underwritten offerings; however, the Adviser will not be able to negotiate discounts from the fixed offering price for those issues for which there is a strong demand, and will not allow the failure to obtain a discount to prejudice its ability to purchase an issue. Each Board periodically reviews efforts to recapture concessions and whether it is in the best interests of the Funds to continue to attempt to recapture underwriting discounts or selling concessions.


             ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund intends to qualify under Subchapter M of the Internal Revenue Code and to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders. Throughout this section, the term "Fund" also refers to a Portfolio.

     Each Fund intends to distribute substantially all of its income, tax-exempt and taxable, including any net realized capital gains, and thereby be relieved of any federal income tax liability to the extent of such distributions. Each Fund intends to retain for its shareholders the tax-exempt status with respect to tax-exempt income received by the Fund. The distributions will be designated as "exempt-interest dividends," taxable ordinary income, and capital gains. The Funds may also invest in Municipal Securities the interest on which is subject to the federal alternative minimum tax. The source of exempt-interest dividends on a state-by-state basis and the federal income tax status of all distributions will be reported to shareholders annually. Such report will allocate income dividends between tax-exempt, taxable income, and alternative minimum taxable income in approximately the same proportions as that Fund's total income during the year. Accordingly, income derived from each of these sources by a Fund may vary substantially in any particular distribution period from the allocation reported to shareholders annually. The proportion of such dividends that constitutes taxable income will depend on the relative amounts of assets invested in taxable securities, the yield relationships between taxable and tax-exempt securities, and the period of time for which such securities are held. Each Fund may, under certain circumstances, temporarily invest its assets so that less than 80% of gross income during such temporary period will be exempt from federal income taxes. (See Investment Policies.)

     Because capital gains distributions reduce net asset value, if a shareholder purchases shares shortly before a record date he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Because the taxable portion of each Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as "exempt-interest dividends," will qualify under the Internal Revenue Code for the dividends received deduction available to corporations.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a Fund is not deductible for federal income tax purposes. Under rules applied by the Internal Revenue Service to determine whether borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may, depending upon the circumstances, be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you redeem at a loss shares of a Fund held for six months or less, that loss will not be recognized for federal income tax purposes to the extent of exempt-interest dividends you have received with respect to those shares. If any such loss exceeds the amount of the exempt-interest dividends you received, that excess loss will be treated as a long-term capital loss to the extent you receive any long-term capital gain distribution with respect to those shares.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisors before purchasing shares. Such persons may find investment in the Funds unsuitable for tax reasons. Corporate investors may also wish to consult their own tax advisors before purchasing shares. In addition, certain property and casualty insurance companies, financial institutions, and United States branches of foreign corporations may be adversely affected by the tax treatment of the interest on Municipal Securities.


                     INVESTMENT PERFORMANCE

Municipal Money Fund

     Municipal Money Fund may quote a "Current Yield" or "Effective Yield" or both from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00. A "Tax-Equivalent Yield" is computed by dividing the portion of the "Yield" that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

     The Yields are then computed as follows:


                     Net Change in Account Value            365
                     ---------------------------            ----
     Current Yield = Beginning Account Value            x    7

                  [1 + Net Change in Account Value]365/7
                  --------------------------------------
Effective Yield =     Beginning Account Value               -  1

     For example, the Yields of Municipal Money Fund for the seven-day period ended June 30, 1999, were:

                       $0.0005525479     365
                       -------------     ---
   Current Yield    =    $1.00       x    7             =  2.74%

                        [1+$0.000525479]365/7
                         ---------------------
   Effective Yield    =         $1.00             -  1  =  2.78%

Tax-Equivalent Current Yield = 4.53%  (assuming 39.6% tax rate)
Tax-Equivalent Effective Yield = 4.60%  (assuming 39.6% tax rate)

     The average dollar-weighted portfolio maturity for the seven days ended June 30, 1999, was 45 days.

     In addition to fluctuations reflecting changes in net income of the Fund, resulting from changes in its proportionate share of Municipal Money Portfolio's investment income and expenses, the Fund's yield also would be affected if the Fund or Municipal Money Portfolio were to restrict or supplement their respective dividends in order to maintain a net asset value at $1.00 per share. Asset changes resulting from net purchases or net redemptions may affect yield. Accordingly, the Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The Fund's yield is not assured and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

     Comparison of the Fund's yield with those of alternative investments (such as savings accounts, various types of bank deposits, and other money market funds) should be made with consideration of differences between the Fund and the alternative investments, differences in the periods and methods used in the calculation of the yields being compared, and the impact of income taxes on alternative investments.

Intermediate Municipals Fund, Managed Municipals Fund, and High-
Yield Municipals Fund

     Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Fund may quote yield figures from time to time. The "Yield" of a Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. A "Tax-Equivalent Yield" is computed by dividing the portion of the Yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Yield that is not tax-exempt.

                                                         6
The Yield formula is as follows:  YIELD = 2[((a-b/cd) +1) - 1]

Where: a =  dividends and interest earned during the period.
            (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)
       b  = expenses accrued for the period (net of
            reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d  = the ending net asset value of the Fund for the period.

     For example, the Yields of the Funds for the 30-day period ended June 30, 1999, were:

            Intermediate Municipals Fund
            Yield = 4.08%
            Tax-Equivalent Yield = 6.75%
            (assuming 39.6% tax rate)

            Managed Municipals Fund
            Yield = 4.67%
            Tax-Equivalent Yield = 7.72%
            (assuming 39.6% tax rate)

            High-Yield Municipals Fund
            Yield = 4.67%
            Tax-Equivalent Yield = 7.73%
            (assuming 39.6% tax rate)

All Funds

     Each Fund may quote total return figures from time to time.
A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value. A Fund may also quote tax-equivalent total return figures or other tax-equivalent measures of performance.

                                                                 n
Average Annual Total Return is computed as follows:  ERV  = P(1+T)

  Where:  P  =  a hypothetical initial payment of $1,000.
          T  =  average annual total return.
          n  =  number of years.
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion).

     For example, for a $1,000 investment in a Fund, the "Total
Return," the "Total Return Percentage," and the "Average Annual
Total Return" at June 30, 1999, were:


                                     TOTAL RETURN   AVERAGE ANNUAL
FUND                   TOTAL RETURN   PERCENTAGE     TOTAL RETURN
---------------------  ------------  ------------   -------------
Municipal Money Fund
     1 year             $ 1,027         2.73%           2.73%
     5 years              1,160        15.99            3.01
     10 years             1,374        37.40            3.23

Intermediate Municipals Fund
     1 year               1,028         2.08            2.08
     5 years              1,313        31.28            5.59
     10 years             1,878        87.83            6.51

Managed Municipals Fund
     1 year               1,017         1.67            1.67
     5 years              1,361        36.12            6.36
     10 years             1,947        94.65            6.89

High-Yield Municipals Fund
     1 year               1,032         3.18            3.18
     5 years              1,412        41.17            7.14
     10 years             1,962        96.17            6.97

     Investment performance figures assume reinvestment of all dividends and distributions, and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     A Fund may note its mention in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Atlantic Monthly
Associated Press
Barron's
Bloomberg
Boston Globe
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Investment Advisor
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Marketing Alert
Gourmet
Individual Investor
Investment Dealers' Digest
Investment News
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Money on Line
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsday
Newsweek
New York Daily News
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
Reuters
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Street.com
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

     In advertising and sales literature, a Fund may compare its yield and performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate.

     All of the Funds may compare their performance to the Consumer Price Index (All Urban), a widely-recognized measure of inflation.

Municipal Money Fund

     Municipal Money Fund may compare its yield to the average yield of the following: Donoghue's Money Fund Averages(tm)-
Stockbroker and General Purpose categories; and the Lipper All
Short-Term Tax-Free Categories(tm).

     Municipal Money Fund may also compare its tax-equivalent yield to the average rate for the taxable fund category for the aforementioned services. Should these services reclassify the Fund into a different category or develop (and place the Fund into) a new category, the Fund may compare its performance, rank, or yield with those of other funds in the newly-assigned category as published by the service.

    Investors may desire to compare Municipal Money Fund's performance and features to that of various bank products. The Fund may compare its tax-equivalent yield to the average rates of bank and thrift institution money market deposit accounts, Super N.O.W. accounts, and certificates of deposit. The rates published weekly by the BANK RATE MONITOR(c), a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR(c) National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited checking, while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution. Bank account deposits may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual funds with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the next determined net asset value (normally, $1.00 per share) after a request is received, without charge.

Intermediate Municipals Fund, Managed Municipals Fund, and High-
Yield Municipals Fund

     Intermediate Municipals Fund, Managed Municipals Fund, and
High-Yield Municipals Fund may compare performance to the benchmarks indicated below:

Benchmark                                 Fund(s)
------------------------------------    --------------------------
Lehman Brothers Municipal Bond Index    High-Yield Municipals
                                        Fund, Managed Municipals
                                        Fund
Lehman Brothers 10-Year Municipal Bond
   Index                                Intermediate Municipals
                                        Fund
Lehman Brothers 7-Year Municipal Bond
   Index                                Intermediate Municipals
                                        Fund
Lipper Intermediate (5-10 year)
   Municipal Bond Funds Average         Intermediate Municipals
                                        Fund
Lipper General Municipal Bond Funds
   Average                              Managed Municipals Fund
Lipper High-Yield Municipal Bond
  Funds Average                         High-Yield Municipals Fund
Lipper Municipal Bond Fund Average      Intermediate Municipals
                                        Fund, Managed Municipals
                                        Fund, High-Yield
                                        Municipals Fund
Morningstar Municipal Bond (General)
   Funds Average                        Managed Municipals Fund,
                                        Intermediate Municipals
                                        Fund
Morningstar Municipal Bond (High-
   Yield) Funds Average                 High-Yield Municipals Fund
Morningstar Long-Term Tax-Exempt
  Fund Average                          High-Yield Municipals
                                        Fund, Intermediate
                                        Municipals Fund, Managed
                                        Municipals Fund

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by those services or category averages and rankings provided by another independent service. Should these services reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or rank with those of other funds in the newly-assigned category (or the average of such category) as published by the service.

     In advertising and sales literature, a Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of its monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Investors may desire to compare a Fund's performance to that of various bank products. A Fund may compare its tax-equivalent yield to the average rates of bank and thrift institution certificates of deposit. The rates published weekly by the BANK RATE MONITOR(c), a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR(c) National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Bank account minimums range upward from $2,500 in each institution and compounding methods vary. Rates are subject to change at any time specified by the institution. A Fund's net asset value and investment return will vary. Bank account deposits may be insured; Fund accounts are not insured. Bank certificates of deposit may offer fixed or variable rates for a set term. Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the next determined net asset value after a request is received, without charge.

     Intermediate Municipals Fund, Managed Municipals Fund, and
High-Yield Municipals Fund may also compare their respective tax-equivalent yields to the average rate for the taxable fund category of the aforementioned services.

     Of course, past performance is not indicative of future
results.
                            ________________

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since
1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

Common stocks
Small company stock
Long-term corporate bonds
Long-term government bonds
Intermediate-term government bonds
U.S. Treasury bills
Consumer Price Index

     A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax-exempt investing on a hypothetical investment. Tax-exempt income, however, may be subject to state and local taxes and the federal alternative minimum tax. Marginal tax brackets are based on 1993 federal tax rates and are subject to change. "Joint Return" is based on two exemptions and "Single return" is based on one exemption. The results would differ for different numbers of exemptions.


                          TAX-EQUIVALENT YIELDS
                                                       A taxable
                                            investment must yield the following
  Taxable Income (thousands)     Marginal    to equal a tax-exempt yield of:
-----------------------------     Tax      ----------------------------------
 Joint Return    Single Return   Bracket    4%     5%     6%      7%      8%
--------------   -------------   --------  ----   ----   ----   -----   -----
  $0.0 -  36.9    $0.0 -  22.1     15%     4.71   5.88   7.06    8.24    9.41
 $36.9 -  89.2   $22.1 -  53.5     28%     5.56   6.94   8.33    9.72   11.11
 $89.2 - 140.0   $53.5 - 115.0     31%     5.80   7.25   8.70   10.14   11.59
$140.0 - 250.0  $115.0 - 250.0     36%     6.25   7.81   9.38   10.94   12.50
$250.0+         $250.0+          39.6%     6.62   8.28   9.93   11.59   13.25

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor [service mark] and asset allocation and other investment strategies.


    ADDITIONAL INFORMATION ON NET ASSET VALUE-MUNICIPAL MONEY FUND

     For purposes of discussion in this section, the term "Fund" refers to Municipal Money Fund and to Municipal Money Portfolio.

     Please refer to Net Asset Value in the Prospectus, which is incorporated herein by reference. The Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Board of Trustees.

     In connection with the Fund's use of amortized cost and the maintenance of per share net asset value of $1.00, the Trust has agreed, with respect to the Fund: (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining relative stability of principal and not in excess of 90 days; (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months (for this purpose the Fund considers that an instrument has a maturity of thirteen months or less if it is a "short-term" obligation as defined in the Glossary); and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines present minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board.

     The Fund has also agreed to establish procedures reasonably designed to stabilize its price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of portfolio holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from reputable sources for the instruments, values obtained from Stein Roe's matrix, or values obtained from an independent pricing service. Any such service might value the Fund's investments based on methods which include consideration of: yields or prices of Municipal Securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system, or both to determine valuations.

     In connection with the use of the amortized cost method of portfolio valuation to maintain net asset value at $1.00 per share, the Fund might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Board might take include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; increasing, reducing, or suspending dividends or distributions from capital or capital gains; or redeeming shares in kind. The Board might also establish a net asset value per share by using market values, as a result of which the net asset value might deviate from $1.00 per share.


          MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

     Each of Municipal Money Fund and High-Yield Municipals Fund (which are series of the Trust, an open-end management investment company) seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting a Fund to act as a feeder fund by investing in a Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Investment Advisory and Other Services. Each feeder Fund bears its proportionate share of the expenses of its master Portfolio.

     Stein Roe has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

     Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

     The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

     The common investment objectives of the Funds and the Portfolios are nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to a Fund's shareholders.

     The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval. If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in a Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

     In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

     Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

     Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio.
Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

     Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. Stein Roe may provide administrative or other services to one or more of such investors.


                             GLOSSARY

In-the-money. A call option on a futures contract is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option on a futures contract is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

Issuer. For purposes of diversification under the Investment Company Act of 1940, identification of the issuer (or issuers) of a Municipal Security depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, if the obligation is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. In addition, if the bond is backed by the full faith and credit of the U.S. Government, agencies or instrumentalities of the U.S. Government or U.S. Government Securities, the U.S. Government or the appropriate agency or instrumentality would be deemed to be the sole issuer, and would not be subject to the 5% limitation applicable to investments in a single issuer as described in restriction number (i) under Investment Restrictions in this SAI. If, in any case, the creating municipal government or another entity guarantees an obligation or issues a letter of credit to secure the obligation, the guarantee (or letter of credit) would be considered a separate security issued by such government or entity and would be separately valued and included in the issuer limitation. In the case of Municipal Money Fund, Municipal Money Portfolio and Intermediate Municipals Fund, guarantees and letters of credit described in this paragraph from banks whose credit is acceptable to these Funds are not restricted in amount by the restriction against investing more than 25% of their total assets in securities of non-governmental issuers whose principal business activities are in the same industry.

Majority of the outstanding voting securities. As used in this SAI, this term means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

Municipal Securities. Municipal Securities are debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular federal income tax.

     The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. "Revenue" bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue bonds, the credit quality of which is normally directly related to the credit standing of the industrial user involved. Municipal Securities may bear either fixed or variable rates of interest. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments.

     Within the principal classifications of Municipal Securities, there are various types of instruments, including municipal bonds, municipal notes, municipal leases, custodial receipts, and participation certificates. Municipal notes include tax, revenue, and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal lease securities, and participation certificates therein, evidence certain types of interests in lease or installment purchases contract obligations of a municipal authority or other entity. Custodial receipts represent ownership in future interest or principal payments (or both) on certain Municipal Securities and are underwritten by securities dealers or banks. Some Municipal Securities may not be backed by the faith, credit, and taxing power of the issuer and may involve "non-appropriation" clauses which provide that the municipal authority is not obligated to make lease or other contractual payments, unless specific annual appropriations are made by the municipality. Each Fund may invest more than 5% of its net assets in municipal bonds and notes, but does not expect to invest more than 5% of its net assets in the other Municipal Securities described in this paragraph.

     Some Municipal Securities are backed by (i) the full faith and credit of the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) U.S. Government Securities.

Repurchase Agreement. A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including:
(a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreement. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price.

Short-term. This term, as used with respect to Municipal Money Fund and Municipal Money Portfolio, refers to an obligation of one of the following types, measured from the date of an investment by the Fund in the obligation (regardless of the duration of the obligation from the date of original issuance):

1. An obligation of the issuer to pay the entire principal and accrued interest in no more than thirteen months;

2. An obligation (regardless of the duration before its maturity) issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, bearing a variable rate of interest providing for automatic establishment, no less frequently than annually, of a new rate or successive new rates of interest by a formula, that can reasonably be expected to have a market value approximating its principal amount (a) whenever a new interest rate is established, in the case of an obligation having a variable rate of interest, or (b) at any time, in the case of an obligation having a "floating rate of interest" that changes concurrently with any change in an identified market interest rate to which it is pegged;

3. Any other obligation (regardless of the duration before its maturity) that: (a) has a demand feature entitling the holder to receive from an issuer the entire principal [or, under the circumstances described under Investment Policies-Municipal Money Fund above, the issuer of a guarantee or a letter of credit with respect to a participation interest in the obligation (acquired from such issuer)], (i) at any time upon no more than thirty days' notice or (ii) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice; (b)(i) has a variable rate of interest that changes on set dates or (ii) has a floating rate of interest (as defined in 2 above); and (c) can reasonably be expected to have a market value approximating its principal amount (i) whenever a new rate of interest is established, in the case of an obligation having a variable rate of interest, or (ii) at any time, in the case of an obligation having a floating rate of interest; provided that, with respect to each such obligation that is not rated eligible quality by Moody's or S&P, the Board of Trustees has determined that the obligation is of eligible quality; or

4. A repurchase agreement that is to be fully performed (or that the Fund may require be performed) in not more than thirteen months (regardless of the maturity of the obligation to which the repurchase agreement relates).

Variable Rate Demand Security. This type of security is a Variable Rate Security (as defined in the Prospectus under Municipal Securities) which has a demand feature entitling the purchaser to resell the security to the issuer of the demand feature at an amount approximately equal to amortized cost or the principal amount thereof, which may be more or less than the price the Fund paid for it. The interest rate on a Variable Rate Demand Security also varies either according to some objective standard, such as an index of short-term tax-exempt rates, or according to rates set by or on behalf of the issuer.


                       APPENDIX-RATINGS

Ratings in General. A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Stein Roe believes that the quality of Municipal Securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. Stein Roe, through independent analysis, attempts to discern variations in credit ratings of the published services, and to anticipate changes in credit ratings. The following is a description of the characteristics of certain ratings used by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch IBCA.

Ratings by Moody's
Municipal Bonds: Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa through B classifications of its municipal bond rating system and in the Aa through Caa classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes:  MIG 1.  This designation denotes best quality.
There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities: Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper: Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1
Highest Quality
Prime-2
Higher Quality
Prime-3
High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds: The description of the applicable rating symbols and their meanings is identical to that of its Municipal Bond ratings as set forth above.

Ratings by S&P:
Municipal Bonds:  AAA.  Bonds rated AAA have the highest rating.
Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher-rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. The rating C1 is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating also is issued upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTE: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major ratings categories.

Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes: SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating.
Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

* Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

* Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities: S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper: A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment.
Issues in this category are further refined with the designations
1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds: The description of the applicable rating symbols and their meanings is substantially the same as its Municipal Bond ratings set forth above.

RATINGS BY FITCH IBCA

Investment Grade Bond Ratings
Fitch IBCA investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch IBCA's assessment of the issuer's ability to meet the obligations of a specific debt or preferred issue in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch IBCA ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch IBCA ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security. Fitch IBCA ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch IBCA believes to be reliable. Fitch IBCA does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA. Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bond and preferred rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A. Bonds and preferred stock considered to be investment grade and of high quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB. Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.

BB. Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B. Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC. Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC. Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C. Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D. Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-). Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR.  Indicates that Fitch IBCA does not rate the specific issue.

Conditional. A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended. A rating is suspended when Fitch IBCA deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn. A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch IBCA's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

Ratings Outlook. An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Short-Term Ratings

F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D. Default. Issues assigned this rating are in actual or imminent payment default.
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